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         [LOGO] Fifth Third Funds

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         Fifth Third Funds

         Annual Report to Shareholders

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         December 31, 2001

   MICRO CAP VALUE FUND

   MULTI CAP VALUE FUND

   WORLDWIDE FUND

   STRATEGIC INCOME FUND

                      NOTICE OF DELIVERY OF PROSPECTUSES,
                    SEMI-ANNUAL REPORTS AND ANNUAL REPORTS
In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fifth Third Funds, including fees, expenses and sales charges, please call 1-800-282-5706 for a prospectus, which you should read carefully before you invest or send money. The Fifth Third Funds are distributed by Fifth Third Funds Distributor, Inc.

Fifth Third Asset Management Inc. serves as Investment Advisor to the Funds and receives a fee for their services.

Fifth Third Funds, like all mutual funds:
.. are NOT FDIC insured
.. have no bank guarantee
.. may lose value

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Letter from the Chief Investment Officer
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Dear Shareholder:

   We are pleased to present the Fifth Third Fund's annual report to Shareholders for the 12-month period ended December 31,2001. This letter includes a discussion of economic and market conditions during the period, a review of our investment principles and our outlook for the coming months.

A weak economy

   The economy struggled during the period, with the Gross Domestic Product falling 1.3% for the third quarter before showing very slight growth of 0.2% in the fourth quarter. The economy's weakness was caused by a combination of factors, including the Federal Reserve Board's (the "Fed's") previous interest-rate increases, undertaken to prevent higher inflation. The September 11 terrorist attacks exacerbated the economy's weakness by dampening consumer confidence and greatly reducing travel. The Fed lowered interest rates during the period, bringing the number of rate reductions in this easing cycle to 11. That strategy has been designed to stimulate the economy by reducing the cost of borrowing money. The economy did show some early signs of recovering during the last quarter of the period. Meanwhile, the effects of economic strength and declining oil prices helped keep inflation at bay; the Consumer Price Index/1/ rose just 1.6% in 2001.

   Stocks were volatile during the period, and generally performed poorly. The stock market lost additional ground early in the first quarter of 2001, as investors saw no signs of an economic recovery. The terrorist attacks on America strengthened that negative sentiment, and market indices plummeted during the following weeks. Stocks rebounded strongly during the final months of 2001, as investors were encouraged by data that suggested the possibility of a rapid economic recovery. Technology shares, which had suffered large losses earlier in the year, led the rebound.

   Some areas of the market performed relatively well during the period. Shares of small and mid-sized firms significantly outperformed large-cap stocks. Large-capitalization stocks as measured by the S&P 500 Index/2/ lost 12% during the period ended December 31,2001, while the S&P Midcap 400 Index/3/ lost 0.6% and the Russell 2000 Index/4/ gained 2.5%.

Sticking to our long-term strategy

   The Fifth Third Funds use a disciplined, long-term investment strategy. In our value-oriented funds, we seek companies whose current stock price does not fully reflect the earnings stream from a more normal economic time. We strive to identify those companies which are currently most undervalued and are most likely to return to their normalized patterns and earnings steams, thereby offering an attractive return to the investor. We favor attractively-valued shares of companies with strong balance sheets, excellent management and solid market opportunities. That strategy is designed to help maximize the potential capital appreciation for our shareholders while attempting to minimize the risk to their capital over the long term.

   The Fifth Third equity funds did not make dramatic changes to their approach. They maintained their long-term investment plan of emphasizing shares in sectors such as financial services, information technology and health care. The managers of the Funds sought opportunities to add value by finding investments they believed to be undervalued.

-----------
   /1/ Consumer Price Index is a measure of the average change in prices, over time, in a fixed market basket of goods and services.

   /2/ The Standard & Poor's 500 Stock Index is an unmanaged market index and is a broad measure of the U.S. stock market as a whole.

   /3/ The S&P Midcap 400 Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock affecting the index in proportion to its market value.

   /4/ The Russell 2000 Index is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest stocks in the Russell 3000 Index.

Investors cannot invest directly in an index, although they may invest in the underlying securities.

                                       1

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Letter from the Chief Investment Officer (continued)
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Going forward

   We expect the economy and corporate earnings to continue to struggle early in the year, and to rebound during the second or third quarter. The stock market will likely anticipate that recovery, and could perform well during the coming months.

   As always, shareholders should bear in mind the importance of focusing on the long term. Investment studies show that the best way to meet financial goals is to build a diversified portfolio that can weather various economic environments, and not to jump in and out of the market based on short-term developments.

   Thank you for your continued confidence in the Fifth Third Funds.

   Sincerely,

   /s/ James D. Berghausen

   James D. Berghausen, CFA
   Chief Investment Officer
   Fifth Third Asset Management, Inc.

                                       2

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                                       3

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Investment Reviews
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Fifth Third Micro Cap Value Fund

   An interview with Richard Barone, portfolio manager.

   Q. How did the Fund perform during the 12-month period ended December 31, 2001?

   A. The Fund returned 22.22% average annual total return (Advisor Shares), compared to a 2.49% and 17.20% return for the Fund's benchmarks, the Russell 2000 Index and the Lipper Small Cap Value Index.

   Q. What was the environment like in the stock market and the economy during the period?

   A. The economy experienced a severe slowdown and eventually slid into a recession, despite the Fed `s attempts to boost economic growth with 11 interest-rate reductions. Investors concerned about the economy abandoned high-priced shares of growth stocks, and shifted money into value stocks and other types of securities. The terrorist attacks on September 11 further weakened the economy, causing the stock market to plunge during much of September. Most major market indices gained back those losses by the end of the year, as investors anticipated an economic recovery and shifted money to stocks.

   Q. How did you manage the Fund during the period?

   A. The Fund invests in stocks with market capitalizations of less than $300 million. We carefully examine individual companies to determine whether their stocks are undervalued, and whether the shares have the potential for strong returns. We attempt to find such investments by looking at special situations. For example, a company may have a proprietary product that gives the firm pricing power, and may be likely to be purchased by a larger firm, or may create value through restructuring its operations.

   We found a number of attractive investment opportunities during the period. For example, we invested in shares of data-storage firm Overland Data, Inc.(2.52% of net assets) because it has demonstrated the ability to provide superior earnings growth in a variety of market environments. The firm's shares doubled in value after exceeding analysts' earnings expectations./++/

   We also invested in Rocky Shoes & Boots, Inc.(2.02%) when it was undergoing a major restructuring; the firm's shares benefited after the firm received a major contract for army boots. We bought shares of watchmaker Movado Group, Inc.(0.93%) at very inexpensive prices, and have been rewarded as the stock has climbed. We also found opportunities in shares of some formerly high-flying dot-com firms, such as Infospace, Inc. (0.94%) and Genuity, Inc.(0.88%). Both companies had dramatically reduced their cash-burn rates but were trading at prices below the value of their cash./++/

   Q. What is your outlook for micro-cap stocks, and how will you position the Fund in that environment?

   A. We believe many micro-cap stocks remain very inexpensive, and stand to benefit from any positive changes in the business environment. Micro-caps should continue to offer higher potential gains than shares of larger firms. However, it is important to remember that micro-cap shares also carry greater volatility than their larger peers.

   We will maintain our disciplined value strategy of determining the entire worth of a business based on factors such as cash and free cash flow, and then comparing those factors to the stock's market capitalization. If the market cap is less than our estimation of the company's value, we will consider buying the shares.

   Q. What were the Fund's top five holdings as of December 31, 2001?

   A. The Fund's top five equity holdings were Cubic Corp.(2.97% of net assets), R.G. Barry Corp.(2.94%), Lazare Kaplan International, Inc. (2.91%), Spacelabs Medical, Inc.(2.91%)and Sea Containers, Ltd.(2.76%)./++/

   Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure.

   /++/ The composition of the Fund's portfolio is subject to change.

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      Growth of $10,000 Invested in the Fifth Third Micro Cap Value Fund/1/


                                     [CHART]

Fifth Third MicroCap Value Fund

        Advisor Shares         Russell 2000 Index   Lipper Small Cap Value Index
    2/1/98         10000            10000                   10000
    Dec-98          9703             9902                    9500
    Dec-99         11748            12006                    9680
    Dec-00         11606            11644                   11239
     1-Dec         14185            11933                   13172


      Average Annual Total Return for the Period Ended December 31, 2001/1/

                          Institutional   Investment A/2/   Investment B/3/    Investment C/4/    Advisor/5/
                          ------------    ---------------   ---------------    ---------------    ----------

1 Year                       22.90%          16.64%             16.68%             21.88%            22.22%
3 Year                       13.94%          11.74%             12.15%             13.01%            13.49%
Since Inception (2/1/98)      9.71%           8.10%              8.18%              8.83%             9.35%

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Past performance is not indicative of future results. The investment return and
NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 from 2/1/98 to 12/31/01 in the Fifth Third Micro Cap Value Fund (Advisor Shares), and represents the reinvestment of dividends and capital gains in the Fund.

/1/ For the period prior to August 13,2001, the quoted performance of the Fund reflects the performance of the Shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13,2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into the Fifth Third Micro Cap Value Fund.

/2/ Reflects the maximum sales charge of 4.50%. Investment A Shares were initially offered on 8/13/01. The performance figures for Investment A Shares for periods prior to such date represent the performance for Institutional Shares of the Fund adjusted to reflect fees charged by Investment A
Shares. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

/3/ Reflects the applicable contingent deferred sales charge (maximum
5.00%). Investment B Shares were initially offered on 8/13/01. The performance figures for Investment B Shares for periods prior to such date represent the performance for Instituional Shares of the Fund adjusted to reflect fees charged by Investment B Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and Rule 12b-1 fees of 1.00% of daily net assets of Investment B Shares.

/4/ Investment C Shares were initially offered on 8/13/01. The performance figures for Investment C Shares for periods prior to such date represent the performance for Institutional Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C Shares are subject to administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%.

/5/ Advisor Shares are subject to Rule 12b-1 fees of 0.50% of the average daily net asset value of Advisor Shares.

During the period shown, the Administrator reimbursed fees for various expenses. Had these reimbursements not been in effect, performance would have been lower.

The Fund's performance is measured against the Russell 2000 Index an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by market capitalization. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services.

The Lipper Small Cap Value Index is an equal weighted index of mutual funds that invest 75% or more of their assets in companies with a market capitalization less than 250% of the S&P Small Cap 600 Index median capitalization.

Investors cannot invest directly in an index, although they can invest in the underlying securities or funds.

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Fifth Third Multi Cap Value Fund

   An interview with Richard Barone, portfolio manager.

   Q. How did the Fund perform during the 12-month period ended
   December 31, 2001?

   A. The Fund posted a gain of 7.47% average annual total return (Advisor Shares) for the period ended December 31, 2001. That compared with a -19.63% and 1.30% return for the Fund's benchmarks the Russell 3000 Index and Lipper Multicap Value Fund Index, respectively.

   Q. What was the stock-market environment like during the period?

   A. Stocks in general performed poorly, as an economic recession and the terrorist attacks of September 11 damaged investor confidence. However, signs of an impending economic recovery, fueled by interest-rate cuts by the Federal Reserve Board, helped market indices rally late in the period. Value stocks outperformed growth stocks during the period. Investors concerned about the state of the economy shifted money out of expensive shares of high-growth firms and into more conservative, less-expensive stocks. That trend benefited the Fund, which employs a bottom-up, value-oriented stock-picking strategy.

   Q. How did you manage the Fund in that environment?

   A. We found a number of investment opportunities during the period, despite the fact that value stocks` relatively strong performance made them more expensive as the year went on. Our research identified several attractively valued stocks that had been hurt by exposure to the economy's weakness and the terrorist attacks.

   For example, investors sold shares of American Express Co.(2.08% of net assets) due to fears that the financial-services company would be hurt by a decline in travel. We used that weakness as a chance to buy inexpensive shares of a strong firm. We also found opportunities in shares of beaten-down technology companies such as Sun Microsystems, Inc.(1.59%) and Compaq Computer Corp.(1.26%), which helped Fund performance when they posted strong gains late in the period. We also found opportunities in the retail and utilities sectors./++/

   The Fund`s performance was recognized during the period by mutual-fund tracking firm Morningstar, Inc., which awarded the Fund a five-star overall rating./1/

   Q. What is your outlook for the stock market and the economy?

   A. We expect the current economic environment to improve significantly during 2002. We also anticipate the stock market to continue its recent recovery, but at a slower pace than it has in recent months. Investors already have anticipated much of the economic recovery and priced it into the stock market.

   In that environment, we will maintain our disciplined, bottom-up, value approach to investing. Meanwhile, we will maintain a well-diversified portfolio to help shield shareholders from sector volatility.

   Q. What were the Fund`s top five holdings as of December 31, 2001?

   A. The Fund`s top five holdings were Berkshire Hathaway, Inc.(3.26% of net assets), Bristol-Myers Squibb Co.(2.64%), Pier 1 Imports, Inc.(2.47%), Harris Corp.(2.36%) and Philips Petroleum Co.(2.34%)./++/

   /1/ Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year and 4 stars for the five-year period, and 5 stars for the ten-year period. It was rated among 4,811 domestic equity funds for the three-year period, 3,160 funds for the five-year period and 895 funds for the 10-year period. The overall rating is a weighted average of the 3,5 and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

-------------
   /++/The composition of the Fund`s portfolio is subject to change.

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      Growth of $10,000 Invested in the Fifth Third Multi Cap Value Fund/1/

                                    [CHART]

Fifth Third Multi Cap Value Fund
      Advisor Shares       Russell 3000 Index Lipper MultiCap Value Funds Index

   Dec-91           10000          10000                  10000
   Dec-92           11364          10968                  11126
   Dec-93           14145          12160                  12654
   Dec-94           14236          12182                  12668
   Dec-95           17436          16666                  16596
   Dec-96           20754          20302                  20080
   Dec-97           26618          26754                  25483
   Dec-98           24291          33212                  27146
   Dec-99           27436          40154                  28758
   Dec-00           33836          37159                  31530
    1-Dec           36363          32901                  31938

      Average Annual Total Return for the Period Ended December 31, 2001/1/

                                    [CHART]

                 Institutional/2/     Investment A/3/     Investment B/4/    Investment C/5/     Advisor/6/
                 ----------------     ---------------     ---------------    ---------------     ----------
1 Year                 7.91%                2.69%               1.88%              6.85%            7.47%
5 Year                12.08%               10.85%              11.05%             11.30%           11.86%
10 Year               13.90%               13.26%              13.35%             13.22%           13.78%

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Past performance is not indicative of future results. The investment return and
NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 from 12/31/91 to 12/31/01 in the Fifth Third Multi Cap Value Fund (Advisor Shares), and represents the reinvestment of dividends and capital gains in the Fund.

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into the Fifth Third Multi Cap Value Fund.

/2/ The performance for the Institutional Shares prior to 2/1/98 is based on the performance of the Advisor Shares.

/3/ Reflects the maximum sales charge of 4.50%. Investment A Shares were initially offered on 8/13/01. The performance figures for Investment A Shares for periods prior to such date represent the performance for Advisor Shares of the Fund. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

/4/ Reflects the applicable contingent deferred sales charge (maximum
5.00%). Investment B Shares were initially offered on 8/13/01. The performance figures for Investment B Shares for periods prior to such date represent the performance for Advisor Shares of the Fund adjusted to reflect fees charged by Investment B Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and Rule 12b-1 fees of 1.00% of daily net assets of Investment B Shares.

/5/ Investment C Shares were initially offered on 8/13/01. The performance figures for Investment C Shares for periods prior to such date represent the performance for Advisor Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C Shares are subject to administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%

/6/ Advisor Shares are subject to Rule 12b-1 fees of 0.50% of the average daily net asset value of Advisor Shares.

During the period shown, the Administrator reimbursed fees for various expenses. Had these reimbursements not been in effect, performance would have been lower.

The Fund's performance is measured against the Russell 3000 Index, an unmanaged index, which is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services.

The Lipper Multicap Value Index is an equal weighted index of mutual funds that invest in undervalued securities within multiple capitalization ranges.

Investors cannot invest directly in an index, although they can invest in the underlying securities or funds.

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Fifth Third Worldwide Fund/+/

   An interview with Alan Miller, portfolio manager.

   Q. How did the Fund perform during the 12-month period ended December 31, 2001?

   A. The Fifth Third Worldwide Fund, a "Fund of Funds" that invests in shares of more than 50 different mutual funds, returned -11.86% average annual total return (Advisor Shares). That compares to a -16.82% return for the Fund's benchmark, the Morgan Stanley Capital World International Index.

   Q. What was the Fund's asset allocation during the period?

   A. The Fund's asset allocation as of December 31, 2001 was approximately 27% of net assets in international, 19% small-cap growth, 15% large-cap technology, 15% value, 12% Asia (ex-Japan), 7.5% health care/biotechnology, 4% S&P 500 Index and 3% energy./++/

   Q. What was the environment like in the economy and the stock market during the period?

   A. The U.S. economy fell into a recession during 2001, which dampened the growth rates of economies around the world. The terrorist attacks on September 11 also weakened the global economy and investor confidence. The U.S. Federal Reserve Board (the "Fed") lowered short-term interest rates 11 times in an effort to stimulate the economy.

   Growth-oriented stocks delivered poor returns in that environment, while value stocks in defensive sectors performed relatively well. However, growth stocks staged a rally late in the period due to evidence that suggested the economy was starting to recover.

   Q. What was your strategy in that environment?

   A. The Fund maintained an overweight position in value funds, such as: Berger Mid Cap Value (2.04% of net assets), Third Avenue Small-Cap Value (3.26%) and Wasatch Small-Cap Value (2.57%). This approach benefited performance as investors shifted money out of high-priced growth shares and into value-oriented stocks in the wake of the slumping economy. We also found opportunities in Korean funds such as Matthews Korea (3.55%). We believe that Korea's economic restructuring is heading in the right direction. We maintained an underweight position in Japanese funds because of our concerns regarding Japan's economic troubles and banking system./++/

   We reduced the Fund's position in domestic growth funds, due to their high valuations and the weak market for growth shares. We also reduced the Fund's exposure to international growth funds, as many of these funds were heavily invested in overvalued technology and telecommunications stocks.

   We began selectively buying shares of technology funds late in the period, when it appeared that many stocks in that sector had been oversold. Such funds included Pin Oak Aggressive Stock (1.79%of net assets), Red Oak Technology Select (5.00%) and Black Oak Emerging Technology (4.36%)./++/

   Q. What is your outlook for the economy and how will you manage the Fund in that environment?

   A. It appears that the economy will begin to strengthen in 2002 as the Fed's interest rate cuts take effect. Stock valuations are still relatively high, however, and we are concerned that many areas of the market remain overvalued. In that environment, we will focus on risk management, positioning the Fund in a somewhat defensive manner until we see that any economic recovery is sustainable.

--------------
   /+/International investing involves increased risk and volatility.

   /++/The composition of the Fund's portfolio is subject to change.

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         Growth of $10,000 Invested in the Fifth Third Worldwide Fund/1/

                                     [CHART]

Fifth Third Worldwide Fund

        Advisor Shares          Morgan Stanley Capital World International Index
4/30/93                10000          10000
 Dec-93                10874          10821
 Dec-94                10505          11425
 Dec-95                12019          13861
 Dec-96                14544          15801
 Dec-97                15340          18365
 Dec-98                20718          22919
 Dec-99                31223          28726
 Dec-00                27359          25015
  1-Dec                24114          20882


      Average Annual Total Return for the Period Ended December 31, 2001/1/

                              Institutional/2/   Investment C/3/     Advisor/4/
                              ----------------   ---------------     ----------
1 Year                            -11.53%           -12.49%            -11.86%
5 Year                             11.12%            10.04%             10.64%
Since Inception (4/30/93)          10.96%            10.11%             10.68%

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 from 4/30/93 to 12/31/01 in the Fifth Third Worldwide Fund (Advisor Shares), and represents the reinvestment of dividends and capital gains in the Fund.

/1/ For the period prior to August 13, 2001, the quoted performance of the Fund reflects the performance of the Shares of the Fifth Third/Maxus Laureate Fund. On August 13, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into the Fifth Third Worldwide Fund.

/2/ The performance for the Institutional Shares prior to 2/1/98 is based on the performance of the Advisor Shares.

/3/ Investment C Shares were initially offered on 10/29/01. The performance figures for Investment C Shares for periods prior to such date represent the performance for Advisor Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C Shares are subject to administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%.

/4/ Advisor Shares are subject to Rule 12b-1 fees of 0.50% of the average daily net asset value of Advisor Shares.

During the period shown, the Administrator reimbursed fees for various expenses. Had these reimbursements not been in effect, performance would have been lower.

The Fund's performance is measured against the Morgan Stanley Capital World International Index, which is an unmanaged total return market capitalization weighted index of the equity markets of 23 developed countries. The Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

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Fifth Third Strategic Income Fund

   An interview with Richard Barone, portfolio manager.

   Q. How did the Fund perform during the 12-month period ended December 31, 2001?

   A. The Fund returned 12.64% average annual total return (Advisor Shares). That reflected an income distribution of $0.65 per share and an increase in the Fund's net asset value from $9.95 on January 1, 2001 to $10.53 on December 31, 2001. The Fund's benchmark the Lehman Brothers Intermediate Credit Index returned 9.75%.

   Q. In what types of securities does the Fund invest?

   A. The Fund invests primarily in hybrid securities, including fixed-income closed-end funds and convertible securities such as preferred stock. These investments combine elements of equities and fixed-income securities:
   Convertibles are debt instruments that are influenced by changes in stock prices, while fixed-income closed-end funds are bond portfolios that trade like stocks. The Fund also occasionally invests in Treasury securities for short-term purposes.

   Q. What were conditions like for hybrid securities during the period?

   A. The securities in the Fund's portfolio benefited from two major trends during the period. The first was that the Federal Reserve Board (the "Fed") dramatically reduced short-term interest rates in an effort to shore up the struggling economy. Those rate cuts caused increased demand for bonds and hybrid securities, pushing up their prices.

   Furthermore, we feel investors during much of the period believed that the Fed would continue cutting rates. That sentiment boosted demand for investments such as the closed-end fixed-income funds in the Fund's portfolio. The increased demand considerably narrowed the discounts between those funds' share prices and their net asset values.

   Q. How did you manage the Fund in that environment?

   A. Our strategy is to take advantage of market aberrations caused by investor sentiment. We look to buy securities that, in our estimation, have been sold off irrationally. Conversely, we sell when sentiment on a given security pushes its price higher than we believe is justified.

   For example, the Fund began the period with a 48.3% allocation to closed-end funds. That followed a period in which closed-end funds had been out of favor and their shares had traded at large discounts to the value of their underlying assets. We had bought a number of closed-end fund shares during that period. Those shares performed well during 2001 as sentiment shifted, which helped those discounts to narrow. We sold many of those shares as their prices appreciated, and shifted money into high-yielding shares of corporate preferred stock. Such investments were out-of-favor for much of 2001 and therefore traded at attractive valuations./++/

   Q. How did you manage the Fund's credit quality during the period?

   A. The Fund's objective is to maintain an investment grade rating. Although a small portion of the assets may be invested in securities rated below investment grade, the current portfolio carries a quality rating of approximately "A"./++/

   Q. What is your outlook for the hybrid securities in which the Fund invests?

   A. We feel that fixed-income securities are not likely to repeat their strong performance of 2001, due to signs that the economy will likely rebound in 2002. Given that the market looks poised for flat performance or a retreat, we will focus on locating and locking in high yields for shareholders. We will also continue to take advantage of aberrations in the market caused by investor sentiment.

------------
   /++/ The composition of the Fund's portfolio is subject to change.

     Growth of $10,000 Invested in the Fifth Third Strategic Income Fund/1/

                                     [CHART]

Fifth Third Strategic Income
            Advisor Shares       Lehman Brothers Intermediate Credit Index
        Dec-91          10000            10000
        Dec-92          11479            10817
        Dec-93          12847            12023
        Dec-94          12857            11704
        Dec-95          13937            13930
        Dec-96          14707            14484
        Dec-97          16292            15698
        Dec-98          17573            17000
        Dec-99          18009            17028
        Dec-00          19083            18637
         1-Dec          20254            20455

      Average Annual Total Return for the Period Ended December 31, 2001/1/

                                 Institutional/2/  Investment C/3/   Advisor/4/
                                 ----------------  ---------------   ----------
1 Year ............................ 13.12% .......... 11.80% ........ 12.64%
5 Year ............................. 7.52% ........... 6.69% ......... 7.27%
10 Year ............................ 7.43% ........... 6.76% ......... 7.31%

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 from 12/31/91 to 12/31/01 in the Fifth Third Strategic Income Fund (Advisor Shares), and represents the reinvestment of dividends and capital gains in the Fund.

/1/ For the period prior to October 22, 2001, the quoted performance of the Fund reflects the performance of the Shares of the Fifth Third/Maxus Income Fund. On October 22, 2001, that Fund, a registered open-end investment company managed by Fifth Third Asset Management Inc., was merged into the Fifth Third Strategic Income Fund.

/2/ The performance for the Institutional Shares prior to 2/1/98 is based on the performance of the Advisor Shares.

/3/ Investment C Shares were initially offered on 10/29/01. The performance figures for Investment C Shares for periods prior to such date represent the performance for Advisor Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C Shares are subject to administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%.

/4/ Advisor Shares are subject to Rule 12b-1 fees of 0.50% of the average daily net asset value of Advisor Shares.

During the period shown, the Administrator reimbursed fees for various expenses. Had these reimbursements not been in effect, performance would have been lower.

The Fund's performance is measured against the Lehman Brothers Intermediate Credit Index, an unmanaged index, which represents the performance of investment-grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of one to ten years. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Micro Cap Value Fund
Schedule of Portfolio Investments
December 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------


                      Security
Shares               Description                Value
------- -------------------------------------- -------
Common Stocks - 74.0%
        Basic Materials - 2.4%
        --------------------------------------
 20,000 Oglebay Norton Co.                     $   310
211,000 Olympic Steel, Inc. (b)                    538
        -------------------------------------- -------
        Total                                      848
        -------------------------------------- -------
        Business Consumables - 5.2%
        --------------------------------------
 30,885 LESCO, Inc.                                266
135,000 Mercury Air Group, Inc. (b)                675
109,000 Overland Data, Inc. (b)                    893
        -------------------------------------- -------
        Total                                    1,834
        -------------------------------------- -------
        Capital Goods - 9.1%
        --------------------------------------
 10,000 Ameron International Corp.                 692
 20,500 Cubic Corp.                              1,052
 45,000 Flow International Corp. (b)               557
 50,000 Northwest Pipe Co. (b)                     818
 76,000 Perceptron, Inc. (b)                       100
        -------------------------------------- -------
        Total                                    3,219
        -------------------------------------- -------
        Consumer Products - 12.7%
        --------------------------------------
 46,000 Cobra Electronics Corp. (b)                289
 32,000 Cutter & Buck, Inc. (b)                    120
198,200 Hartmarx Corp. (b)                         327
149,500 Lazare Kaplan International, Inc. (b)    1,032
 17,200 Movado Group, Inc.                         330
165,000 R. G. Barry Corp. (b)                    1,042
109,900 Rawlings Sporting Goods Co., Inc. (b)      330
124,000 Rocky Shoes & Boots, Inc. (b)              715
 25,000 Royal Appliance Manufacturing. Co. (b)     125
 40,900 Saucony, Inc. (b)                          211
        -------------------------------------- -------
        Total                                    4,521
        -------------------------------------- -------
        Energy - 7.6%
        --------------------------------------
101,400 Comstock Resources, Inc. (b)               710
211,700 Ethyl Corp. (b)                            195
330,000 Harken Energy Corp. (b)                    409
 36,667 Kaneb Services, LLC                        716
 18,000 Patina Oil & Gas Corp.                     495
 17,000 Southwestern Energy Co. (b)                177
        -------------------------------------- -------
        Total                                    2,702
        -------------------------------------- -------
        Financial Services - 3.8%
        --------------------------------------
 25,000 Atalanta/Sosnoff Capital Corp.             258
125,000 Friedman, Billings, Ramsey Group,
         Inc. (b)                                  648
 25,000 Irwin Financial Corp.                      425
        -------------------------------------- -------
        Total                                    1,331
        -------------------------------------- -------
        Health Care - 7.3%
        --------------------------------------
135,220 Carrington Laboratories, Inc. (b)          138
100,000 Orthologic Corp. (b)                       489
 72,000 Osteotech, Inc. (b)                        400

                     Security
Shares              Description              Value
------- ----------------------------------- -------
        Health Care (continued)
        -----------------------------------
 85,000 Spacelabs Medical, Inc. (b)         $ 1,032
 70,000 US Oncology, Inc. (b)                   528
        ----------------------------------- -------
        Total                                 2,587
        ----------------------------------- -------
        Hotels & Motels - 0.5%
        -----------------------------------
340,000 Wyndham International, Inc. (b)         190
        ----------------------------------- -------
        Internet Content - 5.3%
        -----------------------------------
197,000 Genuity, Inc. (b)                       311
163,000 Infospace, Inc. (b)                     334
240,000 Safeguard Scientifics, Inc. (b)         841
210,000 Vicinity Corp. (b)                      380
        ----------------------------------- -------
        Total                                 1,866
        ----------------------------------- -------
        Real Estate - 3.7%
        -----------------------------------
 78,100 Associated Estates Realty Corp.         717
185,000 Price Legacy Corp. (b)                  585
        ----------------------------------- -------
        Total                                 1,302
        ----------------------------------- -------
        Services - 5.1%
        -----------------------------------
363,000 Century Business Services, Inc. (b)     835
 71,600 Sea Containers, Ltd.                    979
        ----------------------------------- -------
        Total                                 1,814
        ----------------------------------- -------
        Technology - 6.5%
        -----------------------------------
 85,142 Ault, Inc. (b)                          349
 45,000 Datum, Inc. (b)                         625
 63,000 Iomega Corp. (b)                        526
178,781 Media 100, Inc. (b)                     266
 70,000 Novell, Inc. (b)                        321
151,000 Ultrak, Inc. (b)                        220
        ----------------------------------- -------
        Total                                 2,307
        ----------------------------------- -------
        Telecommunications, Services - 1.3%
        -----------------------------------
 55,000 Allen Telecom, Inc. (b)                 468
        ----------------------------------- -------
        Wholesale Distribution - 3.5%
        -----------------------------------
 95,000 Aviall, Inc. (b)                        717
 83,080 Strategic Distribution, Inc. (b)        507
        ----------------------------------- -------
        Total                                 1,224
        ----------------------------------- -------
        Total Common Stocks                  26,213
        ----------------------------------- -------
Investment Companies - 5.0%
        Closed End Equity Funds - 5.0%
        -----------------------------------
 33,100 Brantley Capital Corp.                  360
 55,000 Equus Ii, Inc.                          429
101,200 Malaysia Fund, Inc.                     397
 54,800 Singapore Fund, Inc.                    282
 39,200 Templeton China World, Inc.             308
        ----------------------------------- -------
        Total Investment Companies            1,776
        ----------------------------------- -------

                                 - Continued -

Fifth Third Micro Cap Value Fund
Schedule of Portfolio Investments (continued)
December 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

Principal            Security
 Amount             Description             Value
--------- -------------------------------- -------
U.S. Government Securities - 11.3%
          U.S. Treasury Bills - 11.3%
          --------------------------------
  $2,000  1.640%**, 1/10/02                $ 1,999
   2,000  1.700%**, 1/17/02                  1,999
          -------------------------------- -------
          Total U.S. Government Securities   3,998
          -------------------------------- -------
Repurchase Agreement - 10.0%
   3,558  Warburg/Dillon, 1.680%, 1/2/02     3,558
          -------------------------------- -------
          Total Repurchase Agreement         3,558
          -------------------------------- -------
          Total Investments (Cost $31,819)
          (a) - 100.3%                      35,545
          -------------------------------- -------
          Liabilities in excess of other
          assets - (0.3)%                     (119)
          -------------------------------- -------
          NET ASSETS - 100.0%              $35,426
          -------------------------------- -------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $107. Cost for federal income tax purposes differs from value by net unrealized appreciation of $3,619, which is composed of $6,120 appreciation and $2,501 depreciation at December 31, 2001.
(b) Non-income producing security.
**  Effective yield at purchase.

LLC--Limited Liability Company

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Multi Cap Value Fund
Schedule of Portfolio Investments
December 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------


                      Security
Shares               Description               Value
------- ------------------------------------- -------
Common Stocks - 81.5%
        Basic Materials - 1.8%
        -------------------------------------
 50,700 AK Steel Holding Corp.                $   577
 30,000 Plum Creek Timber Co., Inc.               850
        ------------------------------------- -------
        Total                                   1,427
        ------------------------------------- -------
        Capital Goods - 10.7%
        -------------------------------------
 20,000 Borg Warner, Inc.                       1,045
 60,000 Harris Corp.                            1,830
 30,000 Ionics, Inc. (b)                          901
 50,000 Pall Corp.                              1,203
 50,000 PolyOne Corp.                             490
 55,000 Stewart & Stevenson Services, Inc.      1,035
 25,000 The B.F. Goodrich Co.                     666
 25,000 Toro Co.                                1,125
        ------------------------------------- -------
        Total                                   8,295
        ------------------------------------- -------
        Computer Systems & Equipment - 2.9%
        -------------------------------------
100,000 Compaq Computer Corp.                     976
100,000 Sun Microsystems, Inc. (b)              1,230
        ------------------------------------- -------
        Total                                   2,206
        ------------------------------------- -------
        Consumer Durables - 1.3%
        -------------------------------------
 30,000 Snap-On, Inc.                           1,010
        ------------------------------------- -------
        Consumer Non-Durables - 3.2%
        -------------------------------------
 30,000 Fortune Brands, Inc.                    1,188
 22,000 Kimberly-Clark Corp.                    1,315
        ------------------------------------- -------
        Total                                   2,503
        ------------------------------------- -------
        Consumer Products - 2.1%
        -------------------------------------
 65,000 Bob Evans Farms, Inc.                   1,597
        ------------------------------------- -------
        Consumer Services - 1.9%
        -------------------------------------
100,000 Archer-Daniels-Midland Co.              1,435
        ------------------------------------- -------
        Electronics - 3.3%
        -------------------------------------
 65,000 American Power Conversion Corp. (b)       940
 45,000 PerkinElmer, Inc.                       1,576
        ------------------------------------- -------
        Total                                   2,516
        ------------------------------------- -------
        Energy - 4.5%
        -------------------------------------
 33,000 Apache Corp.                            1,646
 30,000 Phillips Petroleum Co.                  1,808
        ------------------------------------- -------
        Total                                   3,454
        ------------------------------------- -------
        Financial Services - 15.4%
        -------------------------------------
 45,000 American Express Co.                    1,606
 10,000 Bear Stearns Cos., Inc.                   586
  1,000 Berkshire Hathaway, Inc., Class B (b)   2,526
110,000 Charles Schwab Corp.                    1,702
140,000 Instinet Group, Inc. (b)                1,407
 71,600 Irwin Financial Corp.                   1,217
 30,000 J.P. Morgan Chase & Co.                 1,091

                         Security
Shares                  Description                   Value
------- -------------------------------------------- -------
        Financial Services (continued)
        --------------------------------------------
 15,000 Stilwell Financial, Inc.                     $   408
 70,000 U.S. Bancorp                                   1,465
        -------------------------------------------- -------
        Total                                         12,008
        -------------------------------------------- -------
        Health Care - 5.9%
        --------------------------------------------
 15,000 Applera--Celera Genomics Group (b)               400
 50,000 Becton, Dickinson & Co.                        1,658
 40,000 Bristol-Myers Squibb Co.                       2,040
 12,000 Pfizer, Inc.                                     478
        -------------------------------------------- -------
        Total                                          4,576
        -------------------------------------------- -------
        Retail - 7.4%
        --------------------------------------------
106,000 Big Lots, Inc.                                 1,102
 48,000 Neiman Marcus Group, Inc., Class A (b)         1,491
110,000 Pier 1 Imports, Inc.                           1,908
130,000 Saks, Inc. (b)                                 1,214
        -------------------------------------------- -------
        Total                                          5,715
        -------------------------------------------- -------
        Technology - 7.6%
        --------------------------------------------
 70,000 CheckFree Corp. (b)                            1,260
 15,000 Diebold, Inc.                                    607
 25,000 Dionex Corp. (b)                                 638
210,000 Novell, Inc. (b)                                 964
 20,000 Scientific-Atlanta, Inc.                         479
 23,350 Tyco International, Ltd.                       1,374
 30,000 Vishay Intertechnology, Inc. (b)                 585
        -------------------------------------------- -------
        Total                                          5,907
        -------------------------------------------- -------
        Telecommunications - 4.7%
        --------------------------------------------
226,000 3Com Corp. (b)                                 1,442
 20,000 Verizon Communications, Inc.                     949
 90,000 WorldCom--WorldCom Group (b)                   1,267
        -------------------------------------------- -------
        Total                                          3,658
        -------------------------------------------- -------
        Telecommunications-Equipment - 1.2%
        ----------------------------------------------------
120,000 Nortel Networks Corp., ADR                       900
        -------------------------------------------- -------
        Transportation - 2.9%
        --------------------------------------------
 80,000 Florida East Coast Industries, Inc., Class B   1,672
 10,000 Union Pacific Corp.                              570
        -------------------------------------------- -------
        Total                                          2,242
        -------------------------------------------- -------
        Utilities - 4.7%
        --------------------------------------------
 16,000 American Electric Power Co.                      696
 15,000 Dominion Resources, Inc.                         902
160,000 Montana Power Co. (b)                            920
 42,000 TECO Energy, Inc.                              1,102
        -------------------------------------------- -------
        Total                                          3,620
        -------------------------------------------- -------
        Total Common Stocks                           63,069
        -------------------------------------------- -------

                                 - Continued -

Fifth Third Multi Cap Value Fund
Schedule of Portfolio Investments (continued)
December 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

Shares or
Principal               Security
 Amount                Description               Value
--------- ------------------------------------- -------
Convertible Preferred Stocks - 0.5%
          Real Estate Investment Trusts - 0.5%
          -------------------------------------
  18,000  Glenborough Realty, 7.750%, Series A,
           Callable 1/16/03 @ $25.97            $   380
          ------------------------------------- -------
          Total Convertible Preferred Stocks        380
          ------------------------------------- -------
Investment Companies - 2.2%
          Closed End Equity Funds - 2.2%
          -------------------------------------
 203,800  John Hancock Bank & Thrift
           Opportunity Fund                       1,683
          ------------------------------------- -------
          Total Investment Companies              1,683
          ------------------------------------- -------
U.S. Government Securities - 11.6%
          U.S. Treasury Bills - 11.6%
          -------------------------------------
$  3,000  1.640%**, 1/10/02                       2,999
   3,000  1.700%**, 1/17/02                       2,998
   3,000  1.680%**, 1/24/02                       2,996
          ------------------------------------- -------
          Total U.S. Government Securities        8,993
          ------------------------------------- -------
Repurchase Agreement - 4.0%
   3,085  Warburg/Dillon, 1.680%, 1/2/02          3,085
          ------------------------------------- -------
          Total Repurchase Agreement              3,085
          ------------------------------------- -------
          Total Investments (Cost $64,564)
          (a) - 99.8%                            77,210
          ------------------------------------- -------
          Other assets in excess of
          liabilities - 0.2%                        182
          ------------------------------------- -------
          NET ASSETS - 100.0%                   $77,392
          ------------------------------------- -------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $273. Cost for federal income tax purposes differs from value by net unrealized appreciation of $12,373, which is composed of $13,305 appreciation and $932 depreciation at December 31, 2001.
(b) Non-income producing security.
** Effective yield at purchase.

ADR--American Depositary Receipt

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Worldwide Fund
Schedule of Portfolio Investments
December 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------



                       Security
Shares                Description                 Value
------- ---------------------------------------- -------
Investment Companies - 94.5%
 52,632 American Century Emerging Markets
         Investor Class                          $   226
    642 American Century Small Cap Value
         Investor Class                                5
 63,552 Artisan International                      1,167
 29,508 Berger Mid Cap Value                         500
270,151 Black Oak Emerging Technology (b)          1,067
    164 Credit Suisse Warburg Pincus Global Post
         Venture Capital (b)                           3
     84 Credit Suisse Warburg Pincus Global
         Telecommunications (b)                        3
     37 Credit Suisse Warburg Pincus Japan
         Growth Fund # (b)                             0
    156 Credit Suisse Warburg Pincus Japan
         Small Company # (b)                           0
 25,461 Dresdner RCM Biotechnology Class N           698
 13,241 Dresdner RCM Global Healthcare
         Class N (b)                                 272
     33 Excelsior Pacific/Asia #                       0
    109 Fremont US Micro Cap (b)                       3
 18,325 Fremont US Small Cap (b)                     235
     68 Heartland Value (b)                            3
    159 Henlopen (b)                                   3
 13,501 Invesco Energy (b)                           235
    258 Invesco Small Company Growth (b)               3
     21 Janus Enterprise (b)                           1
    195 Janus Global Life Sciences (b)                 3
     16 Janus Mercury #                                0
 45,818 Janus Overseas                               930
 37,750 Janus Worldwide                            1,656
 32,016 Liberty Acorn International Class Z          591
 73,224 Longleaf Partners International              904
 24,574 Matthews China                               232
242,399 Matthews Korea                               868
 41,771 Matthews Pacific Tiger                       368
 32,557 Mutual Series European Class Z               469
 51,792 Oakmark International Small Cap Class I      600
    201 Oakmark Select                                 5
 59,090 PBHG Clipper Focus                           898
 18,383 Pin Oak Aggressive Stock (b)                 439
127,676 Red Oak Technology Select (b)              1,224
 23,484 Reich & Tang Delafield                       463
    149 RS Diversified Growth (b)                      3
 21,202 RS Emerging Growth (b)                       679
 18,416 RS Partners (b)                              325
  9,985 RS Smaller Company Growth (b)                218
 28,797 Rydex Biotechnology Investor Class (b)       714
 60,633 Rydex Dynamic Titan 500 Class H (b)          802
 41,362 Rydex Dynamic Velocity 100 Class H (b)     1,326
 17,217 Rydex Dynamic Venture 100 Class H (b)        841
 22,313 Rydex Energy Investor Class (b)              234
 34,669 Rydex Energy Services Investor Class (b)     234

Shares or
Principal            Security
 Amount             Description             Value
--------- -------------------------------- -------
  44,377  Rydex Mekros Class H (b)         $   959
   5,093  Rydex Tempest 500 Class H (b)        348
     189  Strong Asia Pacific                    1
  51,991  Third Ave Small-Cap Value            799
   6,014  Turner Micro Cap Growth (b)          240
  12,033  Turner Small Cap Growth (b)          242
  11,589  Tweedy, Browne Global Value          215
  18,993  Van Wagoner Emerging Growth (b)      232
     454  Van Wagoner Mid Cap (b)                3
 153,436  Wasatch Small-Cap Value (b)          629
          -------------------------------- -------
          Total Investment Companies        23,118
          -------------------------------- -------
Repurchase Agreement - 6.7%
$  1,652  Warburg/Dillon, 1.680%, 1/2/02     1,652
          -------------------------------- -------
          Total Repurchase Agreement         1,652
          -------------------------------- -------
          Total Investments (Cost $22,482)
          (a) - 101.2%                      24,770
          -------------------------------- -------
          Liabilities in excess of other
          assets - (1.2)%                     (285)
          -------------------------------- -------
          NET ASSETS - 100.0%              $24,485
          -------------------------------- -------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $967. Cost for federal income tax purposes differs from value by net unrealized appreciation of $1,321, which is composed of $2,361 appreciation and $1,040 depreciation at December 31, 2001.
(b) Non-income producing security.
#  Market value is less than five hundred dollars.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Strategic Income Fund
Schedule of Portfolio Investments
December 31, 2001
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------


Shares or
Principal                Security
 Amount                 Description                 Value
--------- ---------------------------------------- -------
Common Stocks - 1.3%
          Telecommunications - 1.3%
          ----------------------------------------
  40,000  Worldcom - MCI Group                     $   508
          ---------------------------------------- -------
          Total Common Stocks                          508
          ---------------------------------------- -------
Convertible Bonds - 0.6%
          Mining - 0.6%
          ----------------------------------------
$    223  Inco Ltd, 7.75%, 3/15/16, Callable
           2/7/02 @ 100                                220
          ---------------------------------------- -------
          Total Convertible Bonds                      220
          ---------------------------------------- -------
Convertible Preferred Shares** - 9.7%
          Real Estate Investment Trusts - 9.7%
          ----------------------------------------
  35,000  Equity Residential Properties, Series G,
           $1.81                                       886
  10,000  Felcor Lodging Trust Inc., $1.95             204
  10,000  First Union Real Estate, Series A, $2.10     185
  55,000  Glenborough Realty, Series A, $1.94        1,161
   7,500  New Plan Excel Realty, Series A, $2.13       191
  14,000  Simon Property Group, Inc., Series B,
           $6.50                                     1,172
          ---------------------------------------- -------
          Total Convertible Preferred Shares         3,799
          ---------------------------------------- -------
Corporate Bond Equivalents** - 21.4%
          Automotive - 0.6%
          ----------------------------------------
  10,000  General Motors Corp, $1.80                   253
          ---------------------------------------- -------
          Banking - 2.0%
          ----------------------------------------
  11,200  Fleet Capital Trust VI, $2.20                309
   5,000  Huntington Preferred, $1.97                  125
   5,000  Provident Capital Trust III, $2.56           127
   9,000  Regions Financial Trust I, $2.00             231
          ---------------------------------------- -------
          Total                                        792
          ---------------------------------------- -------
          Consumer Products - 0.7%
          ----------------------------------------
  10,000  Maytag Corp, $1.82                           256
          ---------------------------------------- -------
          Electric - Integrated - 2.6%
          ----------------------------------------
  10,000  Cleveland Electric Financial Trust I,
           $2.25                                       250
   5,000  Con Edison, $1.88                            130
   5,000  Energy East Capital, $2.24                   126
  10,000  Puget Sound Energy Capital, $2.10            253
  10,000  Virginia Power Capital, $2.01                252
          ---------------------------------------- -------
          Total                                      1,011
          ---------------------------------------- -------
          Financial Services - 4.5%
          ----------------------------------------
  15,900  B.F.Goodrich Capital, $2.08                  403
  10,000  Bear Stearns Capital Trust III, $1.95        254
  10,000  Citigroup Capital VII, $2.04                 255
  10,000  Household Capital Trust V, $2.50             266
  12,000  NWPS Capital Financing I, $2.03              298
  11,400  Transcanada Capital, $2.19                   286
          ---------------------------------------- -------
          Total                                      1,762
          ---------------------------------------- -------


        Security
Shares Description                             Value
------ --------------------------------------- -------

        Gas - Distribution - 0.7%
        --------------------------------------
 10,000 Sempra Energy Capital Trust I, $2.22   $   268
        -------------------------------------- -------
        Insurance - 2.1%
        --------------------------------------
 13,300 American Re Capital, $2.13                 336
  5,000 Torchmark Capital Trust I, $1.94           126
 15,000 Travelers/Aetna P&C Capital I, $2.02       375
        -------------------------------------- -------
        Total                                      837
        -------------------------------------- -------
        Oil Companies - Integrated - 0.5%
        --------------------------------------
  7,500 Phillips 66 Capital I, $2.06               190
        -------------------------------------- -------
        Pipelines - 0.8%
        --------------------------------------
 12,000 Dominion Capital Trust I, $1.95            299
        -------------------------------------- -------
        Shipping - 0.4%
        --------------------------------------
 17,500 Federal Express, $1.94                     173
        -------------------------------------- -------
        Special Purpose Entity - 5.8%
        --------------------------------------
 10,000 Corts Chrysler, $1.13                      248
 10,000 Corts Countrywide Capital II, $2.00        245
 15,000 CORTS-UNUM Provident Financial
         Trust I, $2.13                            375
  5,000 FCB/NC Capital Trust II, $2.10             133
 20,000 Goodyear (CBTCS), $1.96                    200
 10,000 Morgan Stanley Cap II, $2.05               255
  5,000 National Rural Utility, $1.91              127
  5,000 Nordstrum (CBTCS), $.89                    124
 35,000 Royal Caribbean, $2.22                     277
 10,000 Safeco Cap Trust I, $2.18                  255
        -------------------------------------- -------
        Total                                    2,239
        -------------------------------------- -------
        Telecommunications - 0.7%
        --------------------------------------
 10,000 Telephone & Data Systems Pfd, $1.90        255
        -------------------------------------- -------
        Total Corporate Bond Equivalents         8,335
        -------------------------------------- -------
Preferred Shares** - 13.3%
        Investment Companies - 6.1%
        --------------------------------------
 11,500 Royce Value Trust, $1.83                   296
 38,000 Royce Value Trust, Inc., $1.95             996
 35,600 Source Capital, $2.40                    1,075
        -------------------------------------- -------
        Total                                    2,367
        -------------------------------------- -------
        Mutual Funds - 1.0%
        --------------------------------------
 15,000 Gabelli Global Multimedia, $1.98           380
        -------------------------------------- -------
        Real Estate Investment Trusts - 6.2%
        --------------------------------------
 10,000 Developers Diversified Realty, $2.36       250
  5,000 Duke Realty Corp, $2.11                    129
  5,000 Equity Inns Inc., Series A, $1.81          111
 12,000 Federal Realty Investment Trust, $2.13     293
 12,000 HRPT Properties Trust, $2.47               312
  7,400 New Plan Excel Realty, $2.16               184

                                 - Continued -

Fifth Third Strategic Income Fund
Schedule of Portfolio Investments (continued)
December 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

Shares or
Principal              Security
 Amount               Description              Value
--------- ----------------------------------- -------
          Real Estate Investment Trusts
          (continued)
          -----------------------------------
  10,000  PS Business Parks, Inc., $2.38      $   255
  15,000  Public Storage Inc. Series A, $2.45     408
  10,000  Public Storage Series K, $2.06          253
  10,000  Public Storage Series S, $2.00          249
          ----------------------------------- -------
          Total                                 2,444
          ----------------------------------- -------
          Total Preferred Shares                5,191
          ----------------------------------- -------
Investment Companies - 41.7%
          Closed End Funds - 41.7%
          -----------------------------------
  50,000  1838 Bond Debenture Trading             954
 210,000  Aberdeen ASIA-PACIFIC Income            806
 135,000  Aberdeen Commonwealth Income          1,165
 121,600  American Income Fund                  1,035
 176,100  Blackrock Income                      1,298
 146,300  Blackrock North American Government
           Income                               1,452
 197,600  MFS Government Markets Income         1,282
 189,000  MFS Intermediate Income               1,268
  88,800  Pioneer Interest Shares               1,012
  67,000  Putnam Master Income                    427
 122,200  Putnam Master Intermediate Income       733
 141,900  Putnam Premier Income                   853
  85,000  Scudder Intermediate Government         592
  77,000  Strategic Global Income                 852
 142,400  Templeton Global Governments
           Income                                 857
  75,000  Templeton Global Income                 478
  64,800  Van Kampen Bond                       1,249
          ----------------------------------- -------
          Total Investment Companies           16,313
          ----------------------------------- -------
U.S. Government Securities - 10.8%
          U.S. Treasury Bonds - 10.8%
          -----------------------------------
$  2,000  14.250%, 2/15/02                      2,030
   2,000  11.630%, 11/15/02                     2,164
          ----------------------------------- -------
          Total U.S. Government Securities      4,194
          ----------------------------------- -------
Repurchase Agreement - 1.0%
     379  Warburg/Dillon, 1.680%, 1/2/02          379
          ----------------------------------- -------
          Total Repurchase Agreement              379
          ----------------------------------- -------
          Total Investments (Cost $38,022)
          (a) - 99.8%                          38,939
          ----------------------------------- -------
          Other assets in excess of
          liabilities - 0.2%                       63
          ----------------------------------- -------
          NET ASSETS - 100.0%                 $39,002
          ----------------------------------- -------

** Dollar amount indicated represents expected per share annual dividend, which is unaudited.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $29. Cost for federal income tax purposes differs from value by net unrealized appreciation of $888, which is composed of $1,370 appreciation and $482 depreciation at December 31, 2001.

CBTCS--Convertible Bond Transferable Custodial Security

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Assets and Liabilities
December 31, 2001
(Amounts in thousands except per share amounts)

--------------------------------------------------------------------------------

                                                                      Micro Cap Multi Cap           Strategic
                                                                        Value     Value   Worldwide  Income
                                                                        Fund      Fund      Fund      Fund
                                                                      --------- --------- --------- ---------
Assets:
Investments, at value (cost $28,261; $61,479; $20,830 and
 $37,643, respectively)                                                $31,987   $74,125  $ 23,118   $38,560
Repurchase agreements, at cost                                           3,558     3,085     1,652       379
                                                                       -------   -------  --------   -------
  Total Investments                                                     35,545    77,210    24,770    38,939
                                                                       -------   -------  --------   -------
Cash                                                                        17        --        --        --
Interest and dividends receivable                                           12        41         3       310
Receivable for investments sold                                             82        50        --        --
Receivable for Fund shares sold                                              5       205        --         2
                                                                       -------   -------  --------   -------
  Total Assets                                                          35,661    77,506    24,773    39,251
                                                                       -------   -------  --------   -------
Liabilities:
Cash overdraft                                                              --         7       230       175
Payable for investments purchased                                          188        --        --        --
Payable for Fund shares redeemed                                            --         2        --         3
Accrued expenses and other payables:
  Investment advisory fees                                                  28        63        20        33
  Administration fees                                                        1         1        --         1
  Distribution fees                                                          8        25         9        16
  Other                                                                     10        16        29        21
                                                                       -------   -------  --------   -------
  Total Liabilities                                                        235       114       288       249
                                                                       -------   -------  --------   -------
Net Assets:
Paid-in Capital                                                         32,590    65,019    33,598    39,555
Accumulated net realized loss from investment transactions                (890)     (273)  (11,401)   (1,470)
Net unrealized appreciation of investments                               3,726    12,646     2,288       917
                                                                       -------   -------  --------   -------
  Net Assets                                                           $35,426   $77,392  $ 24,485   $39,002
                                                                       =======   =======  ========   =======
Net Assets:
  Institutional Shares                                                 $14,957   $18,069  $  2,709   $ 3,142
  Investment A Shares                                                      862     6,395        NA        NA
  Investment B Shares                                                      352     4,733        NA        NA
  Investment C Shares                                                       59       497       100     1,755
  Advisor Shares                                                        19,196    47,698    21,676    34,105
                                                                       -------   -------  --------   -------
  Total                                                                $35,426   $77,392  $ 24,485   $39,002
                                                                       =======   =======  ========   =======
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
  Institutional Shares                                                   2,482       944       218       298
  Investment A Shares                                                      145       336        NA        NA
  Investment B Shares                                                       59       249        NA        NA
  Investment C Shares                                                       10        26         8       167
  Advisor Shares                                                         3,219     2,499     1,762     3,240
                                                                       -------   -------  --------   -------
  Total                                                                  5,915     4,054     1,988     3,705
                                                                       =======   =======  ========   =======
Net Asset Value
  Institutional Shares                                                 $  6.03   $ 19.14  $  12.47   $ 10.57
                                                                       =======   =======  ========   =======
  Investment A Shares-redemption price per share                       $  5.96   $ 19.05        NA        NA
                                                                       =======   =======  ========   =======
  Investment B Shares-offering price per share*                        $  5.95   $ 19.03        NA        NA
                                                                       =======   =======  ========   =======
  Investment C Shares-offering price per share*                        $  5.96   $ 19.02  $  12.26   $ 10.50
                                                                       =======   =======  ========   =======
  Advisor Shares-offering and redemption price per share               $  5.96   $ 19.09  $  12.30   $ 10.53
                                                                       =======   =======  ========   =======
Maximum sales charge-Investment A Shares                                  4.50%     4.50%       NA        NA
Maximum Offering Price (100%/(100%-maximum sales charge) of net asset
 value adjusted to the nearest cent) per share (Investment A Shares)   $  6.24   $ 19.95        NA        NA
                                                                       =======   =======  ========   =======

--------
* Redemption price per share varies by length of time shares are held.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations
For the Year Ended December 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

                                                                  Micro Cap Multi Cap           Strategic
                                                                    Value     Value   Worldwide  Income
                                                                    Fund      Fund      Fund      Fund
                                                                  --------- --------- --------- ---------
INVESTMENT INCOME:
Interest income                                                    $  229    $  474    $   211   $  335
Dividend income                                                       201       523         90    2,645
                                                                   ------    ------    -------   ------
  Total Income:                                                       430       997        301    2,980
                                                                   ------    ------    -------   ------
EXPENSES:
Investment advisory fees                                              287       553        259      375
Administrative fees                                                    10        21          7       12
Distribution services--Investment A Shares*                             1         4         NA       NA
Distribution services--Investment B Shares*                             1         9         NA       NA
Distribution services--Investment C Shares**                           --         1         --        1
Distribution services--Advisor Shares                                  91       230        124      167
Fund accounting fees                                                    5         5          5        5
Transfer agent fees                                                     1         3          1        2
Other fees                                                             84       105        102       93
                                                                   ------    ------    -------   ------
  Total Expenses                                                      480       931        498      655
                                                                   ------    ------    -------   ------
  Less fees reimbursed by Administrator                               (18)      (15)        (6)     (10)
                                                                   ------    ------    -------   ------
  Net Expenses                                                        462       916        492      645
                                                                   ------    ------    -------   ------
  Net Investment Income/(Loss)                                        (32)       81       (191)   2,335
                                                                   ------    ------    -------   ------
Realized and Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment transactions             (792)    3,557     (5,822)     806
Net change in unrealized appreciation/depreciation on investments   6,335     1,958      1,649    1,320
                                                                   ------    ------    -------   ------
Net realized and unrealized gains/(losses) from investments         5,543     5,515     (4,173)   2,126
                                                                   ------    ------    -------   ------
Change in net assets resulting from operations                     $5,511    $5,596    $(4,364)  $4,461
                                                                   ======    ======    =======   ======

--------
* Reflects the period of operations from August 13, 2001 (date of commencement of operations of the Investment A and B Shares) to December 31, 2001.
** Reflects the period of operations from August 13, 2001 (date of commencement of operations of the Investment C Shares in the Micro Cap Value Fund and the Multi Cap Value Fund) to December 31, 2001. Reflects the period of operations from October 29, 2001 (date of commencement of operations of the Investment C Shares in the Worldwide Fund and the Strategic Income Fund) to December 31, 2001.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)

--------------------------------------------------------------------------------


                                                           Micro Cap Value Fund      Multi Cap Value Fund
                                                         ------------------------  ------------------------
                                                          Year ended   Year ended   Year ended   Year ended
                                                         December 31, December 31, December 31, December 31,
                                                             2001         2000         2001         2000
                                                         ------------ ------------ ------------ ------------
Increase/(Decrease) in Net Assets:
Operations:
Net investment income/(loss)                               $   (32)     $   133      $     81     $    392
Net realized gains/(losses) from investment transactions      (792)       2,309         3,557        6,064
Net change in unrealized appreciation/depreciation on
 investments                                                 6,335       (3,316)        1,958        2,424
                                                           -------      -------      --------     --------
  Change in net assets resulting from operations             5,511         (874)        5,596        8,880
                                                           -------      -------      --------     --------
Distributions to Institutional Shareholders:
  From net investment income                                    --          (56)          (60)         (11)
  From net realized gains from investment transactions          (6)        (718)         (827)        (123)
  Return of capital                                             --           --            --           (4)
Distributions to Investment A Shareholders:*
  From net investment income                                    --           --           (18)          --
  From net realized gains from investment transactions          --           --          (289)          --
Distributions to Investment B Shareholders:*
  From net investment income                                    --           --            (9)          --
  From net realized gains from investment transactions          --           --          (213)          --
Distributions to Investment C Shareholders:*
  From net investment income                                    --           --            (1)          --
  From net realized gains from investment transactions          --           --           (22)          --
Distributions to Advisor Shareholders:
  From net investment income                                    --          (72)           --         (387)
  From net realized gains from investment transactions         (13)      (1,707)       (2,182)      (6,237)
  Return of capital                                             --           --            --         (139)
                                                           -------      -------      --------     --------
  Change in net assets from shareholder distributions          (19)      (2,553)       (3,621)      (6,901)
                                                           -------      -------      --------     --------
Fund Share Transactions:
Proceeds from shares issued                                 17,291       16,100        41,635       15,744
Dividends reinvested                                            17        2,172         2,917        6,440
Cost of shares redeemed                                     (9,541)      (5,089)      (19,345)     (14,385)
                                                           -------      -------      --------     --------
  Change in net assets from fund share transactions          7,767       13,183        25,207        7,799
                                                           -------      -------      --------     --------
  Change in net assets                                      13,259        9,756        27,182        9,778
Net Assets:
Beginning of year                                           22,167       12,411        50,210       40,432
                                                           -------      -------      --------     --------
End of year                                                $35,426      $22,167      $ 77,392     $ 50,210
                                                           =======      =======      ========     ========
Undistributed Net Investment Income                        $    --      $     6      $     --     $     --
                                                           =======      =======      ========     ========

--------
* Reflects the period of operations from August 13, 2001 (date of commencement of operations of the Investment A, B, and C shares) to December 31, 2001.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

--------------------------------------------------------------------------------

                                                              Worldwide Fund         Strategic Income Fund
                                                         ------------------------  ------------------------
                                                          Year ended   Year ended   Year ended   Year ended
                                                         December 31, December 31, December 31, December 31,
                                                             2001         2000         2001         2000
                                                         ------------ ------------ ------------ ------------
Increase/(Decrease) in Net Assets:
Operations:
Net investment income/(loss)                               $   (191)    $   (521)    $  2,335     $  2,414
Net realized gains/(losses) from investment transactions     (5,822)       2,214          806       (1,141)
Net change in unrealized appreciation/depreciation on
 investments                                                  1,649       (8,151)       1,320        3,387
                                                           --------     --------     --------     --------
  Change in net assets resulting from operations             (4,364)      (6,458)       4,461        4,660
                                                           --------     --------     --------     --------
Distributions to Institutional Shareholders:
  From net investment income                                     --           --         (266)        (287)
  From net realized gains from investment transactions           (9)        (213)          --           --
Distributions to Investment C Shareholders:*
  From net investment income                                     --           NA           (4)          NA
  From net realized gains from investment transactions           --           NA           --           NA
Distributions to Advisor Shareholders:
  From net investment income                                     --           --       (2,121)      (2,071)
  From net realized gains from investment transactions         (267)      (6,861)          --           --
  Return of capital                                              (4)          --           (1)          --
                                                           --------     --------     --------     --------
  Change in net assets from shareholder distributions          (280)      (7,074)      (2,392)      (2,358)
                                                           --------     --------     --------     --------
Fund Share Transactions:
Proceeds from shares issued                                   5,644       30,323       14,785       15,711
Dividends reinvested                                            265        6,684        1,634        1,505
Cost of shares redeemed                                     (15,099)     (18,710)     (15,186)     (10,381)
                                                           --------     --------     --------     --------
  Change in net assets from fund share transactions          (9,190)      18,297        1,233        6,835
                                                           --------     --------     --------     --------
  Change in net assets                                      (13,834)       4,765        3,302        9,137
Net Assets:
Beginning of year                                            38,319       33,554       35,700       26,563
                                                           --------     --------     --------     --------
End of year                                                $ 24,485     $ 38,319     $ 39,002     $ 35,700
                                                           ========     ========     ========     ========
Undistributed Net Investment Income                        $     --     $     --     $     --     $     56
                                                           ========     ========     ========     ========

--------
* Reflects the period of operations from October 29, 2001 (date of commencement of operations of the Investment C Shares) to December 31, 2001.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Notes to Financial Statements
December 31, 2001

--------------------------------------------------------------------------------

(1) Organization

The Fifth Third Funds (The "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2001, the Trust consisted of thirty-one separate investment portfolios.

The accompanying financial statements relate only to the following Funds (individually the "Fund" and collectively the "Funds"):


Portfolio Name*
---------------

Fifth Third Micro Cap Value Fund ("Micro Cap Value Fund") Fifth Third Multi Cap Value Fund ("Multi Cap Value Fund") Fifth Third Worldwide Fund ("Worldwide Fund")
Fifth Third Strategic Income Fund ("Strategic Income Fund") *Refer to footnote (2) Reorganization, for former Fund names.

The Worldwide Fund invests primarily in other mutual funds that invest in equity securities on a domestic, international and/or global basis.

The Micro Cap Value Fund and Multi Cap Value Fund each issue five classes of shares: Institutional, Investment A, Investment B, Investment C, and Advisor Shares. The Worldwide Fund and Strategic Income Fund each issue three classes of shares: Institutional, Investment C, and Advisor Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Investment B Shares made within six years of purchase and certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Investment C Shares, distribution fees paid by Investment A Shares, Investment B Shares, Investment C Shares, and Advisor Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2) Reorganization

The Funds entered into an Agreement and Plan of Reorganization (the "Reorganization") with the Trust pursuant to which all the assets and liabilities of each Fifth Third/Maxus Fund transferred to a corresponding Fifth Third Fund in exchange for shares of the Fifth Third Fund. Each Fifth Third/Maxus Fund listed below transferred all of its assets and liabilities to the corresponding Fifth Third Fund identified opposite its name in exchange for shares of such Fifth Third Fund:

Fifth Third/Maxus Funds                 Fifth Third Funds
-----------------------                 -----------------
Fifth Third/Maxus Aggressive Value Fund Fifth Third Micro Cap Value Fund
Fifth Third/Maxus Equity Fund           Fifth Third Multi Cap Value Fund
Fifth Third/Maxus Laureate Fund         Fifth Third Worldwide Fund
Fifth Third/Maxus Income Fund           Fifth Third Strategic Income Fund

The Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on August 13, 2001 for the Micro Cap Value Fund, Multi Cap Value Fund, and Worldwide Fund. Reorganization of the Strategic Income Fund, which also qualified as a tax-free exchange for federal income tax purposes, was completed on October 22, 2001. As a result of the Reorganization, Arthur Andersen LLP, the Trust's current auditor, became the auditor for the Funds. Previously, the Funds were audited by other auditors. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the Reorganization.

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------


                                   Before Reorganization            After Reorganization
                        ------------------------------------------- ---------------------
                          Fifth Third/Maxus        Fifth Third           Fifth Third
                        Aggressive Value Fund Micro Cap Value Fund  Micro Cap Value Fund
                        --------------------- --------------------- ---------------------
Institutional
Shares                         1,742,052                --                 1,742,052
Net assets                   $10,424,052              $ --               $10,424,052
Net Asset Value              $      5.98              $ --               $      5.98

Advisor
Shares                         3,157,622                --                 3,157,622
Net Assets                   $18,731,242              $ --               $18,731,242
Net Asset Value              $      5.93              $ --               $      5.93

Unrealized Appreciation      $ 2,041,349              $ --               $ 2,041,349

                                   Before Reorganization            After Reorganization
                        ------------------------------------------- ---------------------
                          Fifth Third/Maxus        Fifth Third           Fifth Third
                             Equity Fund      Multi Cap Value Fund  Multi Cap Value Fund
                        --------------------- --------------------- ---------------------
Institutional
Shares                           338,334                --                   338,334
Net Assets                   $ 6,601,229              $ --               $ 6,601,229
Net Asset Value              $     19.51              $ --               $     19.51

Advisor
Shares                         2,397,884                --                 2,397,844
Net Assets                   $46,614,141              $ --               $46,614,141
Net Asset Value              $     19.44              $---               $     19.44

Unrealized Appreciation      $ 9,368,078              $ --               $ 9,368,078

                                   Before Reorganization            After Reorganization
                        ------------------------------------------- ---------------------
                          Fifth Third/Maxus        Fifth Third           Fifth Third
                            Laureate Fund        Worldwide Fund        Worldwide Fund
                        --------------------- --------------------- ---------------------
Institutional
Shares                            80,651                --                    80,651
Net Assets                   $   974,616              $ --               $   974,616
Net Asset Value              $     12.08              $ --               $     12.08

Advisor
Shares                         1,910,520                --                 1,910,520
Net Assets                   $22,820,530              $ --               $22,820,530
Net Asset Value              $     11.94              $ --               $     11.94

Unrealized Appreciation      $   712,985              $ --               $   712,985

                                   Before Reorganization            After Reorganization
                        ------------------------------------------- ---------------------
                          Fifth Third/Maxus        Fifth Third           Fifth Third
                             Income Fund      Strategic Income Fund Strategic Income Fund
                        --------------------- --------------------- ---------------------
Institutional
Shares                           413,822                --                   413,822
Net Assets                   $ 4,391,905              $ --               $ 4,391,905
Net Asset Value              $     10.61              $ --               $     10.61

Advisor
Shares                         3,148,842                --                 3,148,842
Net Assets                   $33,339,339              $ --               $33,339,339
Net Asset Value              $     10.59              $ --               $     10.59

Unrealized Appreciation      $ 1,796,539              $ --               $ 1,796,539

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------


(3) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A. Securities Valuations--Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the mean of the latest bid and asked price in the principal market where such securities are traded. Unlisted securities are valued at the latest bid price. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in other open end investment companies are valued at net asset value. Investments for which there are no such quotations are valued at fair value as determined in good faith by Fifth Third Asset Management Inc. under the direction of the Board of Trustees.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. At December 31, 2001, all repurchase agreements were fully collateralized by U.S. Government Securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Expenses--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in a certain Share class will pay the expenses directly attributable to that Share class.

E. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid quarterly for the Micro Cap Value Fund and the Multi Cap Value Fund. Dividends from net investment income are declared and paid annually for the Worldwide Fund. Distributable net realized gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------

differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of net investment losses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

F. Federal Income Taxes--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gain sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid during the fiscal year ended December 31, 2001 was as follows (Amounts in thousands):

                      Distributions paid from
                      ------------------------
                         Net                                                   Total
                      Investment Net Long Term Total Taxable Tax Return of Distributions
                        Income   Capital Gains Distributions    Capital        Paid
                      ---------- ------------- ------------- ------------- -------------
Micro Cap Value Fund    $   19      $   --        $   19          $--         $   19
Multi Cap Value Fund       842       2,779         3,621           --          3,621
Worldwide Fund             276          --           276            4            280
Strategic Income Fund    2,391          --         2,391            1          2,392

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis was as follows (Amounts in thousands):

                                                              Accumulated                     Total
                      Undistributed Undistributed             Capital and    Unrealized    Accumulated
                        Ordinary      Long-Term   Accumulated    Other     Appreciation/    Earnings/
                         Income     Capital Gains  Earnings     Losses*   (Depreciation)**  (Deficit)
                      ------------- ------------- ----------- ----------- ---------------- -----------
Micro Cap Value Fund       $--           $--          $--      $   (783)      $ 3,619        $ 2,836
Multi Cap Value Fund        --            --           --            --        12,373         12,373
Worldwide Fund              --            --           --       (10,435)        1,321         (9,114)
Strategic Income Fund       --            --           --        (1,441)          888           (553)

--------
* As of December 31, 2001, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (Amounts in thousands):

                                           Amount  Expires
                                           ------- -------
                     Micro Cap Value Fund  $   783  2009
                                           =======
                     Worldwide Fund        $10,434  2009
                                           =======
                     Strategic Income Fund $   345  2007
                                             1,096  2008
                                           -------
                                           $ 1,441
                                           =======

** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

G. Audit Guide--In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The Funds were not materially impacted by any of the provisions within the Guide.

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------


(4) Shares of Beneficial Interest

Transactions in Fund shares were as follows (Amounts in thousands):

                                                               Micro Cap Value Fund                Multi Cap Value Fund
                                                        ----------------------------------  ----------------------------------
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                        December 31, 2001 December 31, 2000 December 31, 2001 December 31, 2000
                                                        ----------------- ----------------- ----------------- -----------------
CAPITAL TRANSACTIONS:
Institutional Shares:
   Shares issued                                             $ 8,512           $ 5,337          $ 21,423          $    317
   Dividends reinvested                                            6               703               382               107
   Shares redeemed                                            (2,275)           (1,434)           (5,074)              (70)
                                                             -------           -------          --------          --------
   Institutional Shares                                      $ 6,243           $ 4,606          $ 16,731          $    354
                                                             -------           -------          --------          --------
Investment A Shares:*
   Shares issued                                             $   887                --          $  6,148                --
   Dividends reinvested                                           --                --               300                --
   Shares redeemed                                               (62)               --              (308)               --
                                                             -------           -------          --------          --------
   Investment A Shares                                       $   825                --          $  6,140                --
                                                             -------           -------          --------          --------
Investment B Shares:*
   Shares issued                                             $   338                --          $  4,432                --
   Dividends reinvested                                           --                --               218                --
   Shares redeemed                                                (4)               --               (71)               --
                                                             -------           -------          --------          --------
   Investment B Shares                                       $   334                --          $  4,579                --
                                                             -------           -------          --------          --------
Investment C Shares:*
   Shares issued                                             $    57                --          $    475                --
   Dividends reinvested                                           --                --                15                --
   Shares redeemed                                                --                --                --                --
                                                             -------           -------          --------          --------
   Investment C Shares                                       $    57                --          $    490                --
                                                             -------           -------          --------          --------
Advisor Shares:
   Shares issued                                             $ 7,497           $10,763          $  9,156          $ 15,427
   Dividends reinvested                                           11             1,469             2,002             6,333
   Shares redeemed                                            (7,200)           (3,655)          (13,891)          (14,315)
                                                             -------           -------          --------          --------
   Advisor Shares                                            $   308           $ 8,577          $ (2,733)         $  7,445
                                                             -------           -------          --------          --------
Total net increase/(decrease) from capital transactions      $ 7,767           $13,183          $ 25,207          $  7,799
                                                             -------           -------          --------          --------
                                                               Micro Cap Value Fund                Multi Cap Value Fund
                                                        ----------------------------------  ----------------------------------
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                        December 31, 2001 December 31, 2000 December 31, 2001 December 31, 2000
                                                        ----------------- ----------------- ----------------- -----------------
SHARE TRANSACTIONS:
Institutional Shares:
   Shares issued                                               1,520               886             1,135                18
   Dividends reinvested                                            1               143                20                 6
   Shares redeemed                                              (411)             (241)             (262)               (4)
                                                             -------           -------          --------          --------
   Institutional Shares                                        1,110               788               893                20
                                                             -------           -------          --------          --------
Investment A Shares:*
   Shares issued                                                 156                --               336                --
   Dividends reinvested                                           --                --                16                --
   Shares redeemed                                               (11)               --               (16)               --
                                                             -------           -------          --------          --------
   Investment A Shares                                           145                --               336                --
                                                             -------           -------          --------          --------
Investment B Shares:*
   Shares issued                                                  60                --               242                --
   Dividends reinvested                                           --                --                11                --
   Shares redeemed                                                (1)               --                (4)               --
                                                             -------           -------          --------          --------
   Investment B Shares                                            59                --               249                --
                                                             -------           -------          --------          --------
Investment C Shares:*
   Shares issued                                                  10                --                25                --
   Dividends reinvested                                           --                --                 1                --
   Shares redeemed                                                --                --                --                --
                                                             -------           -------          --------          --------
   Investment C Shares                                            10                --                26                --
                                                             -------           -------          --------          --------
Advisor Shares:
   Shares issued                                               1,336             1,850               486               784
   Dividends reinvested                                            2               301               104               340
   Shares redeemed                                            (1,278)             (628)             (738)             (758)
                                                             -------           -------          --------          --------
   Advisor Shares                                                 60             1,523              (148)              366
                                                             -------           -------          --------          --------
Total net increase/(decrease) from share transactions          1,384             2,311             1,356               386
                                                             =======           =======          ========          ========

--------
* Reflects the period of operations from August 13, 2001 (date of commencement of operations of the Investment A, B, and C Shares) to December 31, 2001.

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------

                                                                  Worldwide Fund                   Strategic Income Fund
                                                        ----------------------------------  ----------------------------------
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                        December 31, 2001 December 31, 2000 December 31, 2001 December 31, 2000
                                                        ----------------- ----------------- ----------------- -----------------
CAPITAL TRANSACTIONS:

Institutional Shares:
   Shares issued                                            $  2,696          $    239          $  2,083           $ 1,624
   Dividends reinvested                                            9               213               155               155
   Shares redeemed                                            (1,033)              (65)           (2,651)           (1,224)
                                                            --------          --------          --------           -------
   Institutional Shares                                     $  1,672          $    387          $   (413)          $   555
                                                            --------          --------          --------           -------

Investment C Shares:*
   Shares issued                                            $     99                --          $  1,777                --
   Dividends reinvested                                           --                --                 1                --
   Shares redeemed                                                --                --               (22)               --
                                                            --------          --------          --------           -------
   Investment C Shares                                      $     99                --          $  1,756                --
                                                            --------          --------          --------           -------

Advisor Shares:
   Shares issued                                            $  2,849          $ 30,084          $ 10,925           $14,087
   Dividends reinvested                                          256             6,471             1,478             1,350
   Shares redeemed                                           (14,066)          (18,645)          (12,513)           (9,157)
                                                            --------          --------          --------           -------
   Advisor Shares                                           $(10,961)         $ 17,910          $   (110)          $ 6,280
                                                            --------          --------          --------           -------
Total net increase/(decrease) from capital transactions     $ (9,190)         $ 18,297          $  1,233           $ 6,835
                                                            ========          ========          ========           =======
                                                                  Worldwide Fund                   Strategic Income Fund
                                                        ----------------------------------  ----------------------------------
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                        December 31, 2001 December 31, 2000 December 31, 2001 December 31, 2000
                                                        ----------------- ----------------- ----------------- -----------------
SHARE TRANSACTIONS:

Institutional Shares:
   Shares issued                                                 219                13               195               170
   Dividends reinvested                                            1                14                15                16
   Shares redeemed                                               (89)               (4)             (249)             (125)
                                                            --------          --------          --------           -------
   Institutional Shares                                          131                23               (39)               61
                                                            --------          --------          --------           -------

Investment C Shares:*
   Shares issued                                                   8                --               169                --
   Dividends reinvested                                           --                --                --                --
   Shares redeemed                                                --                --                (2)               --
                                                            --------          --------          --------           -------
   Investment C Shares                                             8                --               167                --
                                                            --------          --------          --------           -------

Advisor Shares:
   Shares issued                                                 228             1,567             1,022             1,458
   Dividends reinvested                                           21               410               141               139
   Shares redeemed                                            (1,120)           (1,029)           (1,175)             (950)
                                                            --------          --------          --------           -------
   Advisor Shares                                               (871)              948               (12)              647
                                                            --------          --------          --------           -------
Total net increase/(decrease) from share transactions           (732)              971               116               708
                                                            ========          ========          ========           =======

--------
* Reflects the period of operations from October 29, 2001 (date of commencement of operations of the Investment C Shares) to December 31, 2001.

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------

(5) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--On December 28, 2000, the shareholders of the Funds approved a new investment advisory agreement, which became effective on January 2, 2001, with Fifth Third/Maxus Asset Management, Inc., a separate wholly owned subsidiary of Fifth Third Bank ("Fifth Third"). On April 30, 2001, Fifth Third reorganized its investment advisory division as Fifth Third Asset Management Inc. (the "Advisor"), a separate wholly owned subsidiary of Fifth Third. At this time, the Advisor replaced Fifth Third/Maxus Asset Management, Inc. as the investment advisor to the Funds. The Trust's investment advisor receives for its services an annual investment advisory fee, which did not change as a result of the Reorganization, of 1.00% of each Fund's average daily net assets.

Administrative Fee--Fifth Third has served as the Trust's administrator since October 29, 2001. Prior to that date, and after the date of Reorganization, BISYS Fund Services Limited Partnership ("BISYS") served as the Trust's administrator. Prior to the date of Reorganization, the Advisor provided these services. With respect to the Strategic Income Fund, BISYS served as administrator from August 13, 2001 to the date of Reorganization, while the Advisor provided these services prior to that date. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Funds with certain administrative personnel and services necessary to operate the Funds. Under the terms of the administration agreement, Fifth Third is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets. Pursuant to a separate agreement with Fifth Third, BISYS performs sub-administrative services on behalf of the Funds, including providing certain administrative personnel and services necessary to operate the Funds for which it receives a fee from Fifth Third computed as a percentage of the daily net assets of each fund.

Distribution Services Fee--The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Act. On October 29, 2001, Fifth Third Funds Distributor, Inc. replaced BISYS, which served as the distributor to the Funds from January 1, 2001 to October 28, 2001, as the distributor to the Funds. The compensation provisions of the Plan were unchanged as a result of the change in distributor. Under the terms of the Plan, the Funds will compensate the principal distributor from the net assets of the Funds' Investment A Shares, Investment B Shares, Investment C Shares and Advisor Shares to finance activities intended to result in the sales of each Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Investment A Shares, up to 1.00% of the average daily net assets of the Investment B Shares, up to 0.75% of the average daily net assets of the Investment C Shares, and up to 0.50% of the average daily net assets of the Advisor Shares, annually, to compensate the distributor. The distributor may voluntarily choose to waive all or a portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Service Fee--The Trust has entered into an Administrative Services Agreement with Fifth Third with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.25% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Since October 29, 2001, Fifth Third has served as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on each Fund's average net assets for the period, plus out-of-pocket expenses. Fifth Third also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. Prior to that date, and after the date of Reorganization, BISYS performed these services. Prior to the date of Reorganization, Mutual Shareholder Services provided these services. With respect to the Strategic Income Fund, BISYS provided these services from August 13, 2001 to the date of Reorganization while Mutual Shareholder Services provided these services prior to August 13, 2001. Effective January 2, 2001, Fifth Third became the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third Funds
Notes to Financial Statements (continued)
December 31, 2001

--------------------------------------------------------------------------------


Effective with the Reorganization of the Funds, Fifth Third contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses. These waivers and/or expense reimbursements, as described below, will remain in effect until January 2, 2003.

                      Institutional Investment A Investment B Investment C Advisor
                         Shares        Shares       Shares       Shares    Shares
                      ------------- ------------ ------------ ------------ -------
Micro Cap Value Fund      1.40%         1.65%        2.40%        2.40%     1.90%
Multi Cap Value Fund      1.33%         1.58%        2.33%        2.33%     1.83%
Worldwide Fund            1.44%           NA           NA         2.44%     1.94%
Strategic Income Fund     1.35%           NA           NA         2.35%     1.85%

Certain officers of the Trust are officers of the above companies, but are not paid any fees directly by the Trust for serving as officers of the Trust.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2001, were as follows (Amounts in thousands):

Fund                                      Purchases  Sales
----                                      --------- --------
Micro Cap Value Fund                      $ 16,494  $ 10,789
Multi Cap Value Fund                        54,478    38,087
Worldwide Fund                             234,499   246,787
Strategic Income Fund                       13,571    11,483

Fifth Third Funds
Financial Highlights
Institutional Shares

--------------------------------------------------------------------------------

                             Increase/(Decrease) in Net
                                Assets Resulting from                          Less Dividends and
                                     Operations                                Distributions from
                             --------------------------                 ------------------------------
                                          Net Realized
                                              and           Increase/                  Net
                   Net Asset    Net        Unrealized     (Decrease) in               Realized                Total     Change
                    Value,   Investment Gain/(Loss) from    Net Assets      Net      Gains from  Return    Dividends    in Net
                   Beginning  Income/      Investment     Resulting from Investment  Investment    of        and        Asset
                   of Period   (Loss)     Transactions      Operations     Income   Transactions Capital  Distributions Value
-------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXAIX
Period ended 1998*  $ 5.00     (0.05)        (0.09)          (0.14)          --       (0.04)        --        (0.04)    (0.18)
Year ended   1999   $ 4.82     (0.04)         1.08            1.04           --       (0.24)        --        (0.24)     0.80
Year ended   2000   $ 5.62      0.06         (0.13)          (0.07)       (0.05)      (0.59)        --        (0.64)    (0.71)
Year ended   2001   $ 4.91      0.01          1.11            1.12           --       (0.00)**      --        (0.00)**   1.12
-------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXEIX
Period ended 1998*  $15.92        --            --              --           --          --         --           --        --
Year ended   1999   $15.92      0.25          1.86            2.11        (0.26)      (0.25)        --        (0.51)     1.60
Year ended   2000   $17.52      0.28          3.88            4.16        (0.24)      (2.72)     (0.08)       (3.04)     1.12
Year ended   2001   $18.64      0.05          1.43            1.48        (0.07)      (0.91)        --        (0.98)     0.50
-------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE FUND - Ticker Symbol: MXLIX
Period ended 1998*  $10.38     (0.11)         3.76            3.65           --       (0.73)        --        (0.73)     2.92
Year ended   1999   $13.30      0.03          6.78            6.81           --       (0.81)        --        (0.81)     6.00
Year ended   2000   $19.30     (0.12)        (2.00)          (2.12)          --       (2.95)        --        (2.95)    (5.07)
Year ended   2001   $14.23     (0.01)        (1.64)          (1.65)          --       (0.11)     (0.00)**     (0.11)    (1.76)
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND - Ticker Symbol: MXIIX
Period ended 1998*  $11.31      0.33         (0.50)          (0.17)       (0.33)      (0.19)        --        (0.52)    (0.69)
Year ended   1999   $10.62      0.87         (1.43)          (0.56)       (0.83)         --         --        (0.83)    (1.39)
Year ended   2000   $ 9.23      0.78          0.70            1.48        (0.75)         --         --        (0.75)     0.73
Year ended   2001   $ 9.96      0.69          0.59            1.28        (0.67)         --      (0.00)**     (0.67)     0.61
-------------------------------------------------------------------------------------------------------------------------------


                                          Ratios/Supplemental Data
                                ----------------------------------------
                                        Ratios of
              Net                 Net   Expenses   Ratios of Net
             Asset              Assets,    to       Investment
             Value,             End of   Average   Income/(Loss)  Portfolio
             End of Total       Period     Net      to Average    Turnover
             Period Return      (000's)  Assets     Net Assets    Rate (c)
----------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXAIX
Period ended $ 4.82  (2.87%)(a) $ 1,156   2.19%(b)     (0.83%)(b)    109%(b)
Year ended   $ 5.62  21.60%     $ 3,283   1.60%        (0.32%)        96%
Year ended   $ 4.91  (1.21%)    $ 6,743   1.40%         1.03%        116%
Year ended   $ 6.03  22.90%     $14,957   1.29%         0.21%         47%
----------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXEIX
Period ended $15.92   0.00%(a)  $    --   1.30%(b)      1.65%(b)     118%(b)
Year ended   $17.52  13.26%     $   546   1.33%         1.62%         78%
Year ended   $18.64  23.78%     $   949   1.33%         1.41%        121%
Year ended   $19.14   7.91%     $18,069   1.23%         0.59%         80%
----------------------------------------------------------------------------
WORLDWIDE FUND - Ticker Symbol: MXLIX
Period ended $13.30  35.24%(a)  $     9   2.13%(b)     (0.60%)(b)   2792%(b)
Year ended   $19.30  51.29%     $ 1,230   1.42%         0.01%       1172%
Year ended   $14.23 (12.16%)    $ 1,232   1.44%        (0.63%)      1204%
Year ended   $12.47 (11.53%)    $ 2,709   1.42%        (0.26%)       974%
----------------------------------------------------------------------------
STRATEGIC INCOME FUND - Ticker Symbol: MXIIX
Period ended $10.62   3.54%(a)  $   426   1.37%(b)      7.02%(b)      59%(b)
Year ended   $ 9.23  (5.61%)    $ 2,540   1.41%         8.37%         51%
Year ended   $ 9.96  16.52%     $ 3,349   1.35%         8.03%         48%
Year ended   $10.57  13.12%     $ 3,142   1.26%         6.62%         34%
----------------------------------------------------------------------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
** Amount is less than $0.005 per share.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Financial Highlights
Investment A Shares

--------------------------------------------------------------------------------


                              Increase in Net Assets                 Less Dividends and
                             Resulting from Operations               Distributions From
                             -------------------------             ----------------------
                                         Net Realized  Increase in                Net                            Net     Total
                   Net Asset    Net     and Unrealized Net Assets               Realized       Total     Change Asset    Return
                    Value,   Investment   Gain from     Resulting     Net      Gains from    Dividends   in Net Value, (excludes
                   Beginning  Income/     Investment      from     Investment  Investment       and      Asset  End of   sales
                   of Period   (Loss)    Transactions  Operations    Income   Transactions Distributions Value  Period charge)(a)
----------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXCAX
Period ended 2001*  $ 5.93     (0.01)        0.04         0.03          --          --            --      0.03  $ 5.96    0.56%
----------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXLAX
Period ended 2001*  $19.44      0.01         0.57         0.58       (0.06)      (0.91)        (0.97)    (0.39) $19.05    2.90%
----------------------------------------------------------------------------------------------------------------------------------

                       Ratios/Supplemental Data
             -------------------------------------------
               Net    Ratios of  Ratios of Net
             Assets, Expenses to   Investment
             End of    Average   Income/(Loss)  Portfolio
             Period      Net       to Average   Turnover
             (000's) Assets (b)  Net Assets (b) Rate (c)
---------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXCAX
Period ended $  862     1.59%        (0.36%)       47%
---------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXLAX
Period ended $6,395     1.54%         0.14%        80%
---------------------------------------------------------

Investment B Shares

--------------------------------------------------------------------------------

                              Increase in Net Assets                 Less Dividends and
                             Resulting from Operations               Distributions From
                             -------------------------             ----------------------
                                         Net Realized  Increase in                Net                            Net     Total
                   Net Asset            and Unrealized Net Assets               Realized       Total     Change Asset    Return
                    Value,      Net       Gain from     Resulting     Net      Gains from    Dividends   in Net Value, (excludes
                   Beginning Investment   Investment      from     Investment  Investment       and      Asset  End of   sales
                   of Period    Loss     Transactions  Operations    Income   Transactions Distributions Value  Period charge)(a)
----------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXCBX
Period ended 2001*  $ 5.93     (0.01)        0.03         0.02          --          --            --      0.02  $ 5.95    0.39%
----------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXLBX
Period ended 2001*  $19.44     (0.02)        0.56         0.54       (0.04)      (0.91)        (0.95)    (0.41) $19.03    2.76%
----------------------------------------------------------------------------------------------------------------------------------

                       Ratios/Supplemental Data
             -------------------------------------------
               Net    Ratios of  Ratios of Net
             Assets, Expenses to   Investment
             End of    Average      Loss to     Portfolio
             Period      Net        Average     Turnover
             (000's) Assets (b)  Net Assets (b) Rate (c)
---------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXCBX
Period ended $  352     2.31%        (1.08%)       47%
---------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXLBX
Period ended $4,733     2.28%        (0.59%)       80%
---------------------------------------------------------

Investment C Shares

--------------------------------------------------------------------------------

                                Increase in Net Assets                  Less Dividends and
                               Resulting from Operations                Distributions From
                              --------------------------              ----------------------
                                           Net Realized   Increase in                Net                            Net
                    Net Asset    Net      and Unrealized  Net Assets               Realized       Total     Change Asset
                     Value,   Investment Gain/(Loss) from  Resulting     Net      Gains from    Dividends   in Net Value,
                    Beginning  Income/      Investment       from     Investment  Investment       and      Asset  End of
                    of Period   (Loss)     Transactions   Operations    Income   Transactions Distributions Value  Period
--------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXCSX
Period ended 2001*   $ 5.93     (0.01)         0.04          0.03          --          --            --      0.03  $ 5.96
--------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXLCX
Period ended 2001*   $19.44     (0.01)         0.55          0.54       (0.04)      (0.92)        (0.96)    (0.42) $19.02
--------------------------------------------------------------------------------------------------------------------------
WORLDWIDE FUND - Ticker Symbol: FCWWX
Period ended 2001**  $11.62      0.01          0.63          0.64          --          --            --      0.64  $12.26
--------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND - Ticker Symbol: FRACX
Period ended 2001**  $10.53      0.16         (0.10)         0.06       (0.09)         --         (0.09)    (0.03) $10.50
--------------------------------------------------------------------------------------------------------------------------

                                  Ratios/Supplemental Data
                        -------------------------------------------
               Total      Net    Ratios of  Ratios of Net
               Return   Assets, Expenses to   Investment
             (excludes  End of    Average   Income/(Loss)  Portfolio
               sales    Period      Net       to Average   Turnover
             charge)(a) (000's) Assets (b)  Net Assets (b) Rate (c)
--------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXCSX
Period ended    0.56%   $   59     2.32%        (0.97%)        47%
--------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXLCX
Period ended    2.72%   $  497     2.23%        (0.60%)        80%
--------------------------------------------------------------------
WORLDWIDE FUND - Ticker Symbol: FCWWX
Period ended    8.50%   $  100     1.88%         0.85%        974%
--------------------------------------------------------------------
STRATEGIC INCOME FUND - Ticker Symbol: FRACX
Period ended    0.62%   $1,755     2.39%         8.97%         34%
--------------------------------------------------------------------

* Reflects operations for the period from August 13, 2001 (date of commencement of operations) to December 31, 2001.
** Reflects operations for the period from October 29, 2001 (date of commencement of operations) to December 31, 2001.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Financial Highlights
Advisor Shares

--------------------------------------------------------------------------------


                             Increase/(Decrease) in Net
                                Assets Resulting from                            Less Dividends
                                     Operations                              and Distributions from
                             --------------------------                 ------------------------------
                   Net Asset              Net Realized     Increase/                   Net
                    Value,      Net      and Unrealized  (Decrease) in              Realized                 Total     Change
                   Beginning Investment Gain/(Loss) from   Net Assets      Net      Gains from  Return      Dividends   in Net
                   of Period  Income/      Investment    Resulting from Investment  Investment    of           and      Asset
                   ---------   (Loss)     Transactions     Operations     Income   Transactions Capital   Distributions Value
-------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXSAX
Period ended 1998*  $ 5.00     (0.07)        (0.09)          (0.16)          --       (0.04)        --        (0.04)    (0.20)
Year ended   1999   $ 4.80     (0.06)         1.08            1.02           --       (0.24)        --        (0.24)     0.78
Year ended   2000   $ 5.58      0.03         (0.11)          (0.08)       (0.03)      (0.59)        --        (0.62)    (0.70)
Year ended   2001   $ 4.88     (0.02)         1.10            1.08           --       (0.00)**      --        (0.00)**   1.08
-------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXSEX
Year ended   1997   $16.00      0.15          4.33            4.48        (0.15)      (2.10)        --        (2.25)     2.23
Year ended   1998   $18.23      0.20         (1.80)          (1.60)       (0.20)      (0.51)        --        (0.71)    (2.31)
Year ended   1999   $15.92      0.19          1.86            2.05        (0.23)      (0.25)        --        (0.48)     1.57
Year ended   2000   $17.49      0.18          3.89            4.07        (0.17)      (2.72)     (0.06)       (2.95)     1.12
Year ended   2001   $18.61      0.02          1.37            1.39           --       (0.91)        --        (0.91)     0.48
-------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE FUND - Ticker Symbol: MXSPX
Year ended   1997   $10.82      0.52          0.07            0.59        (0.52)      (0.51)        --        (1.03)    (0.44)
Year ended   1998   $10.38     (0.12)         3.76            3.64           --       (0.73)        --        (0.73)     2.91
Year ended   1999   $13.29     (0.07)         6.78            6.71           --       (0.81)        --        (0.81)     5.90
Year ended   2000   $19.19     (0.21)        (1.94)          (2.15)          --       (2.95)        --        (2.95)    (5.10)
Year ended   2001   $14.09     (0.11)        (1.56)          (1.67)          --       (0.12)     (0.00)**     (0.12)    (1.79)
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND - Ticker Symbol: MXSFX
Year ended   1997   $10.78      0.67          0.53            1.20        (0.67)         --         --        (0.67)     0.53
Year ended   1998   $11.31      0.72         (0.33)           0.39        (0.72)      (0.37)        --        (1.09)    (0.70)
Year ended   1999   $10.61      0.86         (1.43)          (0.57)       (0.82)         --         --        (0.82)    (1.39)
Year ended   2000   $ 9.22      0.73          0.70            1.43        (0.70)         --         --        (0.70)     0.73
Year ended   2001   $ 9.95      0.63          0.60            1.23        (0.65)         --      (0.00)**     (0.65)     0.58
-------------------------------------------------------------------------------------------------------------------------------


                                          Ratios/Supplemental Data
                                -----------------------------------------
              Net                 Net               Ratios of Net
             Asset              Assets, Ratios of    Investment
             Value,             End of   Expenses   Income/(Loss)  Portfolio
             End of Total       Period  to Average   to Average    Turnover
             Period Return      (000's) Net Assets   Net Assets    Rate (c)
-----------------------------------------------------------------------------
MICRO CAP VALUE FUND - Ticker Symbol: MXSAX
Period ended $ 4.80  (3.27%)(a) $ 3,159    2.69%(b)     (1.33%)(b)    109%(b)
Year ended   $ 5.58  21.19%     $ 9,128    2.10%        (0.82%)        96%
Year ended   $ 4.88  (1.38%)    $15,424    1.90%         0.53%        116%
Year ended   $ 5.96  22.22%     $19,196    1.79%        (0.29%)        47%
-----------------------------------------------------------------------------
MULTI CAP VALUE FUND - Ticker Symbol: MXSEX
Year ended   $18.23  28.16%     $55,637    1.87%         1.80%         89%
Year ended   $15.92  (8.74%)    $53,279    1.80%         1.15%        118%
Year ended   $17.49  12.93%     $39,885    1.83%         1.12%         78%
Year ended   $18.61  23.29%     $49,260    1.83%         0.91%        121%
Year ended   $19.09   7.47%     $47,698    1.73%         0.09%         80%
-----------------------------------------------------------------------------
WORLDWIDE FUND - Ticker Symbol: MXSPX
Year ended   $10.38   5.49%     $ 3,395    2.49%         4.19%       1511%
Year ended   $13.29  35.14%     $ 8,059    2.63%        (1.10%)      2792%
Year ended   $19.19  50.58%     $32,324    1.92%        (0.49%)      1172%
Year ended   $14.09 (12.38%)    $37,087    1.94%        (1.13%)      1204%
Year ended   $12.30 (11.86%)    $21,676    1.92%        (0.76%)       974%
-----------------------------------------------------------------------------
STRATEGIC INCOME FUND - Ticker Symbol: MXSFX
Year ended   $11.31  11.47%     $38,620    1.91%         6.08%         70%
Year ended   $10.61   3.49%     $39,650    1.87%         6.52%         59%
Year ended   $ 9.22  (5.72%)    $24,023    1.91%         7.87%         51%
Year ended   $ 9.95  16.01%     $32,351    1.85%         7.53%         48%
Year ended   $10.53  12.64%     $34,105    1.76%         6.12%         34%
-----------------------------------------------------------------------------

* Reflects operations for the period from February 1, 1998 (date of commencement of operations) to December 31, 1998.
** Amount is less than $0.005 per share.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

      (See Notes which are an integral part of the Financial Statements)

Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Fifth Third Funds:

We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the Fifth Third Funds comprising the Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Worldwide Fund and Fifth Third Strategic Income Fund as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2000 and the financial highlights for each of the four years in the period ended December 31, 2000 were audited by other auditors whose reports thereon dated January 17, 2001, expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Fifth Third Funds, as of December 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio
February 22, 2002

Fifth Third Funds
Supplemental Information (unaudited)

--------------------------------------------------------------------------------

Trustees and Officers*

                                                                                            Number of
                                                                                          Portfolios in
                                         Term of Office                                   Fund Complex        Other
   Name, Address,     Position(s) Held   and Length of        Principal Occupation(s)      Overseen by    Trusteeships
      and Age            with Fund        Time Served           During Past 5 Years          Trustee     Held by Trustee
--------------------- ---------------- ------------------- ------------------------------ ------------- ------------------
Interested Trustee

Edward Burke Carey/1/ Chairman-Board   Indefinite,         President of Carey Realty           31       The Foundation of
394 E. Town St.       of Trustees      January 1989-       Investments, Inc.                            the Catholic
Columbus, OH 43215                     Present                                                          Diocese of
Birthdate: 7/2/1945                                                                                     Columbus-Trustee
                                                                                                        Ohio and
                                                                                                        Kentucky Chapter
                                                                                                        of the Counselors
                                                                                                        of Real Estate-
                                                                                                        Trustee,
                                                                                                        Chairman

Non-Interested Trustees

David J. Durham       Trustee          Indefinite,         President and Chief Executive       31               NA
3212 Church St.                        June 2001-          Officer of Clipper Products,
Cincinnati, OH 45244                   Present             Inc., a wholesale distributor,
Birthdate: 5/10/1945                                       1997-present.
                                                           Independent Contractor, 1995-
                                                           1997.

J. Joseph Hale Jr.    Trustee          Indefinite,         President of The Cincinnati         31               NA
139 E. Fourth St.,                     March 2001-         Gas & Electric Co., The Union
 2900 AT                               Present             Light Heat & Power Co., Vice-
Cincinnati, OH 45202                                       President, Corporate
Birthdate: 9/11/1949                                       Communications Cinergy
                                                           Corp., and President of
                                                           Cinergy Foundation, Inc.
                                                           (formerly PSI Foundation)

John E. Jaymont       Trustee          Indefinite,         Self-employed in real estate        31       Printing
897 Fenchurch Ct.                      October 2001-       management and as a small                    Industries of
Cincinnati, OH 45230                   Present             business consultant, April                   America-Director,
Birthdate: 12/5/1944                                       2000-present. President,                     Master Printers of
                                                           Metroweb Corp. (publications                 America
                                                           printing), 1997-2000                         Printing
                                                                                                        Industries of
                                                                                                        America-Director,
                                                                                                        Web Offset
                                                                                                        Associates

Officers

Jeffrey C. Cusick     President        Indefinite,         Employee of BISYS Fund              NA               NA
3435 Stelzer Rd.                       June 2001-Present   Services Inc.
Columbus, Ohio
 43219-3035
Birthdate: 5/19/1959

Rodney L. Ruehle      Vice President,  Indefinite, Vice    Employee of BISYS Fund              NA               NA
3435 Stelzer Rd.      Secretary        President-          Services Limited Partnership
Columbus, Ohio                         September 2001-
 43219-3035                            Present
Birthdate: 4/26/1968                   Secretary-September
                                       1999-Present

Adam S. Ness          Treasurer        Indefinite,         Employee of BISYS Fund              NA               NA
3435 Stelzer Rd.                       September 2001-     Services Limited Partnership
Columbus, Ohio                         Present             since June 1998. Prior to that
 43219-3035                                                time, employee of KPMG LLP
Birthdate: 10/14/1972

--------
/1/ Mr. Carey has been deemed to be an "interested person", as defined by the Investment Company Act of 1940, on the basis of business transactions with Fifth Third Bank.
* Additional disclosures can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

                     (This page intentionally left blank)

Addresses
--------------------------------------------------------------------------------

Fifth Third Micro Cap Value Fund             Fifth Third Funds
Fifth Third Multi Cap Value Fund             c/o Fifth Third Bank
Fifth Third Worldwide Fund                   38 Fountain Square Plaza
Fifth Third Strategic Income Fund            Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Investment Advisor                           Fifth Third Asset Management Inc.
                                             38 Fountain Square Plaza
                                             Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Administrator, Transfer and Dividend
  Disbursing Agent, Fund Accountant and
  Custodian                                  Fifth Third Bank
                                             38 Fountain Square Plaza
                                             Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Distributor                                  Fifth Third Funds Distributor, Inc.
                                             3435 Stelzer Road
                                             Columbus, Ohio 43219

--------------------------------------------------------------------------------

Independent Auditors                         Arthur Andersen LLP
                                             Suite 2100
                                             Huntington Center
                                             41 South High Street
                                             Columbus, Ohio 43215-6102

--------------------------------------------------------------------------------

                            [LOGO] Fifth Third Funds


2/02                                                               MAX-AR